    As filed with the Securities and Exchange Commission on October 27, 1995


                                        Securities Act Registration No. 33-12531
                                Investment Company Act Registration No. 811-5055
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                         PRE-EFFECTIVE AMENDMENT NO.                         / /


                       POST-EFFECTIVE AMENDMENT NO. 16                       /X/

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                       /X/


                               AMENDMENT NO. 18                              /X/


                        (CHECK APPROPRIATE BOX OR BOXES)
                                 --------------

                           PRUDENTIAL ALLOCATION FUND

               (Exact name of registrant as specified in charter)

                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292

              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250

                               S. JANE ROSE, ESQ.
                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.
                                 --------------

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

                       / / immediately upon filing pursuant to paragraph (b)


                       / / on (date) pursuant to paragraph (b)



                       / / 60 days after filing pursuant to paragraph (a)(1)



                       /X/ on January 2, 1996 pursuant to paragraph (a)(1)


                       / / 75 days after filing pursuant to paragraph (a)(2)

                       / / on (date) pursuant to paragraph (a)(2) of Rule 485

                       If appropriate, check the following box:

                       / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of beneficial interest, par value $.01 per share. The Registrant filed a notice for its fiscal year ended July 31, 1995 on or about September 28, 1995.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                                             LOCATION
------------------------------------------------------------------------  -------------------------------------------
PART A
Item    1.  Cover Page..................................................  Cover Page
Item    2.  Synopsis....................................................  Fund Expenses
Item    3.  Condensed Financial Information.............................  Fund Expenses; Financial Highlights;
                                                                          General Information
Item    4.  General Description of Registrant...........................  Cover Page; How the Fund Invests; General
                                                                          Information
Item    5.  Management of the Fund......................................  Financial Highlights; How the Fund is
                                                                          Managed; General Information
Item    6.  Capital Stock and Other Securities..........................  Taxes, Dividends and Distributions; General
                                                                          Information
Item    7.  Purchase of Securities Being Offered........................  Shareholder Guide; How the Fund Values its
                                                                          Shares
Item    8.  Redemption or Repurchase....................................  Shareholder Guide; General Information
Item    9.  Pending Legal Proceedings...................................  Not Applicable
PART B
Item   10.  Cover Page..................................................  Cover Page
Item   11.  Table of Contents...........................................  Table of Contents
Item   12.  General Information and History.............................  General Information; Organization and
                                                                          Capitalization
Item   13.  Investment Objectives and Policies..........................  Investment Objectives and Policies;
                                                                          Investment Restrictions
Item   14.  Management of the Fund......................................  Trustees and Officers; Manager; Distributor
Item   15.  Control Persons and Principal Holders of Securities.........  Not Applicable
Item   16.  Investment Advisory and Other Services......................  Manager; Distributor; Custodian, Transfer
                                                                          and Dividend Disbursing Agent and
                                                                          Independent Accountants
Item   17.  Brokerage Allocation and Other Practices....................  Portfolio Transactions and Brokerage
Item   18.  Capital Stock and Other Securities..........................  Not Applicable
Item   19.  Purchase, Redemption and Pricing of Securities Being          Purchase and Redemption of Fund Shares;
            Offered.....................................................  Shareholder Investment Account; Net Asset
                                                                          Value
Item   20.  Tax Status..................................................  Taxes
Item   21.  Underwriters................................................  Distributor
Item   22.  Calculation of Performance Data.............................  Performance Information
Item   23.  Financial Statements........................................  Financial Statements
PART C
    Information  required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

Prudential Allocation Fund


                                 CLASS Z SHARES

----------------------------------------------------


Prospectus dated January 2, 1996

----------------------------------------------------------------


Prudential Allocation Fund (the Fund) is an open-end, diversified, management investment company comprised of two separate portfolios--the Balanced Portfolio (formerly called the Conservatively Managed Portfolio) and the Strategy Portfolio (the Portfolios). The investment objective of the Balanced Portfolio is to achieve a high total investment return consistent with moderate risk. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio. While each Portfolio will seek to achieve its objective by investing in a diversified portfolio of money market instruments, debt obligations and equity securities (including securities convertible into equity securities), the Portfolios will differ with respect to the proportions of investments in debt and equity securities, the quality and maturity of debt securities purchased and the price volatility of equity securities purchased. It is expected that the Strategy Portfolio will offer investors a higher potential return with a correspondingly higher risk of loss than the Balanced Portfolio. There can be no assurance that the Portfolios' investment objectives will be achieved. See "How the Fund Invests--Investment Objectives and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



Class Z shares are offered by the Balanced Portfolio exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities Incorporated (the PSI 401(k) Plan or the
Plan). Only Class Z shares are offered through this Prospectus. The Fund also offers Class A, Class B and Class C shares through the attached Prospectus dated September 29, 1995 (the Retail Class Prospectus) which is a part hereof.



This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated September 29, 1995, which information is incorporated herein by reference (is legally considered to be a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------


INVESTORS  ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT  FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES
                              (BALANCED PORTFOLIO)


SHAREHOLDER TRANSACTION EXPENSES                     CLASS Z SHARES
                                                 ----------------------
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)....         None
    Maximum Sales Load or Deferred Sales Load
      Imposed on Reinvested Dividends........         None
    Deferred Sales Load (as a percentage of
      original purchase price or redemption
      proceeds, whichever is lower)..........         None
    Redemption Fees..........................         None
    Exchange Fee.............................         None


ANNUAL FUND OPERATING EXPENSES                      CLASS Z SHARES*
(as a percentage of average net assets)          ----------------------
    Management Fees..........................               .65%
    12b-1 Fees...............................         None
    Other Expenses...........................               .32
                                                            ---
    Total Fund Operating Expenses............               .97%
                                                            ---
                                                            ---



EXAMPLE                                                      1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                             -------     -------     -------     ---------
You would pay the following expenses on a $1,000
  investment, assuming: (1) 5% annual return and (2)
  redemption at the end of each time period:
    Class Z*...............................................    $10         $31         $54         $169

The  above example  is based on  expenses expected  to have been  incurred if  Class Z shares  had been in existence throughout  the  fiscal year  ended  July 31,  1995.  THE EXAMPLE  SHOULD  NOT BE  CONSIDERED  A
REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The  purpose of this table is to assist investors  in understanding the various costs and expenses that an investor in Class Z shares of the Balanced  Portfolio will bear, whether directly or indirectly. For  more complete  descriptions of the various costs and expenses,  see "How the Fund is Managed." "Other Expenses"
includes operating expenses of the Portfolio, such as Trustees' and professional fees, registration  fees, reports to shareholders and transfer agency and custodian fees.

------------
   * Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended July 31, 1995.

THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS MANAGED--DISTRIBUTOR" IN THE RETAIL CLASS PROSPECTUS:



  Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund.



THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND VALUES ITS SHARES" IN THE RETAIL CLASS PROSPECTUS:



  The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related accrual differential among the classes.



THE FOLLOWING INFORMATION SUPPLEMENTS "TAXES, DIVIDENDS AND
DISTRIBUTIONS--TAXATION OF SHAREHOLDERS" IN THE RETAIL CLASS PROSPECTUS:



  As a qualified plan, the PSI 401(k) Plan generally pays no federal income tax. Individual participants in the Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in the PSI 401(k) Plan.



  The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.



THE FOLLOWING INFORMATION REPLACES THE INFORMATION UNDER "SHAREHOLDER GUIDE--HOW TO BUY SHARES OF THE FUND" AND "SHAREHOLDER GUIDE--HOW TO SELL YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:



  Class Z shares are offered exclusively for sale by the Balanced Portfolio to the Trustee of the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases through the Plan will be for Class Z shares. Individual Plan participants should consult Plan documents for a description of the procedures and limitations applicable to the making or changing of investment choices. Copies of the Plan documents are available from the Prudential Securities Benefits Department at One Seaport Plaza, 33rd Floor, New York, New York 10292 or by calling (212) 214-7194.



  The average net asset value per share at which shares of the Balanced Portfolio are purchased or redeemed by the Plan for the accounts of individual Plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.



THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--HOW TO EXCHANGE YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:



  Effective as of the date of this Prospectus, Class A shares of the Balanced Portfolio held through the PSI 401(k) Plan on behalf of participants will be automatically exchanged at relative net asset value for Class Z shares. You should contact the Prudential Securities Benefits Department about how to exchange your Class Z shares. See "How to Buy Shares of the Fund" above.



  THE INFORMATION ABOVE ALSO SUPPLEMENTS THE INFORMATION UNDER "FUND HIGHLIGHTS" IN THE RETAIL CLASS PROSPECTUS AS APPROPRIATE.

                           PRUDENTIAL ALLOCATION FUND
              SUPPLEMENT DATED JANUARY 2, 1996 TO PROSPECTUS DATED
                               SEPTEMBER 29, 1995



  THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION--DESCRIPTION OF SHARES" IN THE PROSPECTUS:



  The Fund is authorized to offer an unlimited number of shares of beneficial interest, $.01 par value per share, of separate series or portfolios, the Balanced Portfolio of which is divided into four classes of shares, designated Class A, Class B, Class C and Class Z shares. Each class represents an interest in the same assets of the Portfolio and is identical in all respects except that
(i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any distribution and/or service fee), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Declaration of Trust, the Board of Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, the Balanced Portfolio is offering four classes, designated Class A, Class B, Class C and Class Z shares, and the Strategy Portfolio is offering three classes, designated Class A, Class B and Class C shares.



  THE FOLLOWING INFORMATION FOR THE CLASS Z SHARES SUPPLEMENTS "HOW THE FUND CALCULATES PERFORMANCE" IN THE PROSPECTUS:



  The Fund will include performance data for each class of shares of a Portfolio offered through the Prospectus in any advertisement of information including performance data of the Portfolio.

                           PRUDENTIAL ALLOCATION FUND
                      SUPPLEMENT DATED JANUARY 2, 1996 TO
                   STATEMENT OF ADDITIONAL INFORMATION DATED
                               SEPTEMBER 29, 1995



THE FOLLOWING INFORMATION SUPPLEMENTS "TRUSTEES AND OFFICERS" IN THE STATEMENT OF ADDITIONAL INFORMATION:



  As of October 13, 1995, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of either Portfolio of the Fund.



  As of October 13, 1995, Prudential Securities was the record holder for other beneficial owners of 11,725,273 Class A shares (or 51% of the outstanding Class A shares), 13,183,281 Class B shares (or 35% of the outstanding Class B shares) and 44,330 Class C shares (or 32% of the outstanding Class C shares) of the Balanced Portfolio and 2,675,198 Class A shares (or 37% of the outstanding Class A shares), 10,895,278 Class B shares (or 50% of the outstanding Class B shares) and 14,936 Class C shares (or 54% of the outstanding Class C shares) of the Strategy Portfolio. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



  As of October 13, 1995, Prudential Bank & Trust C/F the IRA of Clarence A. Lukeski, P.O. Box 2, Hamlin, PA 18427-0002 and Marvel Food Stores #3 Inc., 429
W. Lockeford Street, Lodi, CA 95240-2035 were the beneficial owners of 5.2% and 14.5% respectively, of the Class C outstanding voting securities of the Balanced Portfolio. As of October 13, 1995, Prudential Bank & Trust Co. C/F the IRA of Henry W. Anthony, RR1 Box 92, Fryeburg, ME 04037-9709, Steven N. Hendel, 7 Brown Terrace, Cranford, NJ 07016-1501, Prudential Securities C/F Dennis Gushue IRA DTD 12/29/94, P.O. Box 33418, Las Vegas, NV 89133-3418, Prudential Bank & Trust C/F the IRA of Homer R. O'Connor, 2 Front Drive, Little Hocking, OH 45742-9710, Kenzie Ramsey, 4281 Shafer Dr, Hamilton, OH 45011-2336 and Prudential Securities, Inc. FA Allen C. Bellamy, 10610 Hanging Moss Trail, Charlotte, NC 28227 were the beneficial owners of 11.4%, 7.8%, 8.9%, 6.5%, 5.6% and 5.3%
respectively, of the Class C outstanding voting securities of the Strategy Portfolio.



THE FOLLOWING INFORMATION SUPPLEMENTS "DISTRIBUTOR" IN THE STATEMENT OF ADDITIONAL INFORMATION:



  Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Class Z shares of the Balanced Portfolio under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund.



THE FOLLOWING INFORMATION SUPPLEMENTS "PURCHASE AND REDEMPTION OF FUND SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION:



  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Balanced Portfolio of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities (the PSI 401 (k) Plan). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.



  Each class represents an interest in the same assets of the Portfolio and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales or redemption charge or any distribution and/or service fee), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP



  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z** shares are sold at net asset value. Using the Balanced Portfolio's net asset value at July 31, 1995, the maximum offering price of the Balanced Portfolio's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share...................................  $   12.04
Maximum sales charge (5% of offering price)..............................................        .63
                                                                                           ---------
Offering price to public.................................................................  $   12.67
                                                                                           ---------
                                                                                           ---------
CLASS B
Net asset value, offering price and redemption price per Class B share*..................  $   12.00
                                                                                           ---------
                                                                                           ---------

CLASS C
Net asset value, offering price and redemption price per Class C share*..................  $   12.00
                                                                                           ---------
                                                                                           ---------

CLASS Z
Net asset value, offering price and redemption price per Class Z share**.................  $   12.00
                                                                                           ---------
                                                                                           ---------


------------

*  Class B and Class C shares are  subject to a contingent deferred sales charge
on   certain   redemptions.   See   "Shareholder   Guide--How   to   Sell   Your
Shares--Contingent Deferred Sales Charges" in the Prospectus.


** Class Z shares did not exist prior to January 2, 1996.



THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER INVESTMENT ACCOUNT--EXCHANGE PRIVILEGE" IN THE STATEMENT OF ADDITIONAL INFORMATION:



  CLASS Z.   Class Z shares  may be exchanged  for Class Z  shares of the  funds listed below which participate in the PSI 401(k) Plan. No fee or sales load will be imposed upon the exchange.



    Prudential Equity Income Fund


    Prudential Equity Fund, Inc.


    Prudential Global Fund, Inc.


    Prudential Government Income Fund, Inc.


    Prudential Government Securities Trust


      (Money Market Series)


    Prudential Growth Opportunity Fund, Inc.


    Prudential High Yield Fund, Inc.


    Prudential MoneyMart Assets, Inc.


    Prudential Multi-Sector Fund, Inc.


    Prudential Pacific Growth Fund, Inc.


    Prudential Utility Fund, Inc.



  THE   FOLLOWING  INFORMATION  SUPPLEMENTS  "PERFORMANCE  INFORMATION"  IN  THE
STATEMENT OF ADDITIONAL INFORMATION:



    AVERAGE ANNUAL TOTAL RETURN. The Balanced Portfolio may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.



    AGGREGATE TOTAL RETURN. The Balanced Portfolio may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.



    YIELD. The Balanced Portfolio may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares.

PRUDENTIAL ALLOCATION FUND

--------------------------------------------------------------------------------

PROSPECTUS DATED SEPTEMBER 29, 1995
--------------------------------------------------------------------------------

Prudential Allocation Fund (the Fund) is an open-end, diversified, management investment company comprised of two separate portfolios -- the Balanced
Portfolio (formerly called the Conservatively Managed Portfolio) and the Strategy Portfolio (the Portfolios). The investment objective of the Balanced Portfolio is to achieve a high total investment return consistent with moderate risk. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio. While each Portfolio will seek to achieve its objective by investing in a diversified portfolio of money market instruments, debt obligations and equity securities (including securities convertible into equity securities), the Portfolios will differ with respect to the proportions of investments in debt and equity securities, the quality and maturity of debt securities purchased and the price volatility of equity securities purchased. It is expected that the Strategy Portfolio will offer investors a higher potential return with a correspondingly higher risk of loss than the Balanced Portfolio. There can be no assurance that the Portfolios' investment objectives will be achieved. See "How the Fund Invests -- Investment Objectives and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated September 29, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.
--------------------------------------------------------------------------------
INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS
  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL ALLOCATION FUND?
  Prudential Allocation Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES AND RISKS?
  The Fund is comprised of two separate portfolios -- the Balanced Portfolio (formerly called the Conservatively Managed Portfolio) and the Strategy Portfolio. The investment objective of the Balanced Portfolio is to achieve a high total investment return consistent with moderate risk. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio. Each Portfolio will seek to achieve its objective by investing in a diversified portfolio of equity securities, debt obligations and money market instruments. There can be no assurance that the Portfolios' objectives will be achieved. See "How the Fund Invests -- Investment Objectives and Policies" at page 9.

RISK FACTORS AND SPECIAL CHARACTERISTICS
  The Balanced Portfolio may invest up to 10% of its total assets in securities rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P). The Strategy Portfolio, under normal conditions, will purchase debt securities of a lesser quality that will, in the aggregate, have a weighted average maturity greater than that of the Balanced Portfolio. The Strategy Portfolio may invest up to 25% of its total assets in securities rated Ba or lower by Moody's or BB or lower by S&P. Each Portfolio will also purchase equity securities of smaller, faster growing companies which are subject to greater price volatility than equity securities of major, established companies. See "How the Fund Invests -- Investment Objectives and Policies" at page 9. In addition, each Portfolio may engage in various hedging strategies, including utilizing derivatives. These activities may be considered speculative and may result in higher risks and costs to the Portfolios. See "How the Fund Invests -- Hedging Strategies -- Risks of Hedging Strategies" at page 16.

WHO MANAGES THE FUND?

  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .65 of 1% of the average net assets of each Portfolio. As of August 31, 1995, PMF served as manager or administrator to 66 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed -- Manager" at page 19.


WHO DISTRIBUTES THE FUND'S SHARES?
  Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Fund's Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares.

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class B and Class C shares and is paid an annual distribution and service fee at the rate of 1% of the average daily net assets of each of the Class B and Class C shares.

  See "How the Fund is Managed -- Distributor" at page 20.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide -- How to Buy Shares of the Fund" at page 26 and "Shareholder Guide -- Shareholder Services" at page 34.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 22 and "Shareholder Guide -- How to Buy Shares of the Fund" at page 26.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Fund offers three classes of shares:

    - Class A Shares:  Sold with an  initial sales  charge of  up to  5% of  the offering price.

    - Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

    - Class C Shares:  Sold  without an initial  sales charge and,  for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  See "Shareholder Guide -- Alternative Purchase Plan" at page 27.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide -- How to Sell Your Shares" at page 29.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  Each Portfolio expects to pay dividends of net investment income, if any, quarterly and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Portfolio at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 23.

                                  FUND EXPENSES
                              (FOR EACH PORTFOLIO)

                                            CLASS A SHARES           CLASS B SHARES                    CLASS C SHARES
                                            --------------   ------------------------------   --------------------------------
SHAREHOLDER TRANSACTION EXPENSES+
  Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)...         5%                      None                              None
  Maximum Sales Load or Deferred Sales
   Load Imposed on Reinvested
   Dividends.............................        None                     None                              None
  Deferred Sales Load (as a percentage of
   original purchase price or redemption
   proceeds, whichever is lower).........        None          5% during the first year,       1% on redemptions made within
                                                              decreasing by 1% annually to          one year of purchase
                                                               1% in the fifth and sixth
                                                             years and 0% the seventh year*
  Redemption Fees........................        None                     None                              None
  Exchange Fee...........................        None                     None                              None


                                                                   BALANCED PORTFOLIO                STRATEGY PORTFOLIO
                                                             ------------------------------   --------------------------------
ANNUAL FUND OPERATING EXPENSES                               CLASS A    CLASS B    CLASS C    CLASS A    CLASS B     CLASS C
   (as a percentage of average net assets)                    SHARES     SHARES     SHARES     SHARES     SHARES      SHARES
                                                             --------   --------   --------   --------   --------   ----------
  Management Fees.........................................      .65%       .65%       .65%       .65%       .65%        .65%
  12b-1 Fees..............................................      .25++     1.00       1.00        .25++     1.00        1.00
  Other Expenses..........................................      .32        .32        .39        .43        .43         .45
                                                                ---        ---        ---        ---        ---         ---
  Total Fund Operating Expenses...........................     1.22%      1.97%      2.04%      1.33%      2.08%       2.10%
                                                                ---        ---        ---        ---        ---         ---
                                                                ---        ---        ---        ---        ---         ---



EXAMPLE (BALANCED PORTFOLIO)                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                      --------      --------      --------      --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
  Class A........................................................       $ 62          $ 87          $114          $190
  Class B........................................................       $ 70          $ 92          $116          $201
  Class C........................................................       $ 31          $ 64          $110          $237
You would pay the following expenses on the same investment, assuming no redemption:
  Class A........................................................       $ 62          $ 87          $114          $190
  Class B........................................................       $ 20          $ 62          $106          $201
  Class C........................................................       $ 21          $ 64          $110          $237



EXAMPLE (STRATEGY PORTFOLIO)                                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                              --------    --------    --------    --------
You would pay the following expenses on a $1,000 investment, assuming (1)
5% annual return and (2) redemption at the end of each time period:
  Class A..................................................................     $ 63        $ 90        $119        $202
  Class B..................................................................     $ 71        $ 95        $122        $213
  Class C..................................................................     $ 31        $ 66        $113        $243
You would pay the following expenses on the same investment, assuming no redemption:
  Class A..................................................................     $ 63        $ 90        $119        $202
  Class B..................................................................     $ 21        $ 65        $112        $213
  Class C..................................................................     $ 21        $ 66        $113        $243
The above example is based on data for the Fund's fiscal year ended July 31, 1995. THE EXAMPLES SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The  purpose of this table is to assist investors in understanding the various costs and expenses that an investor in each
Portfolio of the Fund will bear, whether directly or  indirectly. For more complete descriptions of the various costs  and expenses,  see "How the Fund is Managed." "Other Expenses" includes  operating expenses of the Fund, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

---------------
   * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide -- Conversion Feature -- Class B Shares."
   + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of a Portfolio of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed -- Distributor."
  ++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares of each Portfolio, the Distributor has agreed to limit its distribution fees with respect to the Class A shares of each Portfolio to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending July 31, 1996. Total Fund Operating Expenses without such limitation would be 1.27% and 1.38% of the Balanced Portfolio and Strategy Portfolio, respectively. See "How the Fund is Managed -- Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)

   The following financial highlights, with respect to the five year period ended July 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.


                             BALANCED PORTFOLIO (D)



                                                                 CLASS A
                                        ----------------------------------------------------------
                                                                                          JANUARY
                                                                                            22,
                                                                                          1990 (A)
                                                      YEAR ENDED JULY 31,                 THROUGH
                                        -----------------------------------------------   JULY 31,
                                          1995      1994      1993      1992      1991      1990
                                        --------   -------   -------   -------   ------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period...............................  $  11.12   $ 11.75   $ 11.00   $ 10.73   $10.23   $ 9.83
                                        --------   -------   -------   -------   ------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................       .34       .33       .43       .44      .44      .26
Net realized and unrealized gain
 (loss) on investment transactions....      1.11      (.05)     1.16       .81      .73      .38
                                        --------   -------   -------   -------   ------   --------
  Total from investment operations....      1.45       .28      1.59      1.25     1.17      .64
                                        --------   -------   -------   -------   ------   --------
LESS DISTRIBUTIONS
Dividends from net investment
 income...............................      (.33)     (.37)     (.37)     (.44)    (.44)   (.24)
Distributions paid to shareholders
 from net realized gains on investment
 transactions.........................      (.20)     (.54)     (.47)     (.54)    (.23)      --
                                        --------   -------   -------   -------   ------   --------
  Total distributions.................      (.53)     (.91)     (.84)     (.98)    (.67)   (.24)
                                        --------   -------   -------   -------   ------   --------
Net asset value, end of period........  $  12.04   $ 11.12   $ 11.75   $ 11.00   $10.73   $10.23
                                        --------   -------   -------   -------   ------   --------
                                        --------   -------   -------   -------   ------   --------
TOTAL RETURN (C):.....................     13.67%     2.39%    15.15%    12.29%   11.99%    6.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......  $119,829   $37,512   $22,605   $10,944   $4,408   $1,944
Average net assets (000)..............  $ 69,754   $29,875   $15,392   $ 7,103   $2,747   $1,047
Ratios to average net assets:
  Expenses, including distribution
   fees...............................      1.22%     1.23%     1.17%     1.29%    1.38%    1.29%(b)
  Expenses, excluding distribution
   fees...............................       .97%     1.00%      .97%     1.09%    1.18%    1.09%(b)
  Net investment income...............      2.90%     2.84%     3.88%     3.97%    4.44%    5.04%(b)
Portfolio turnover rate...............       201%      108%       83%      105%     137%     106%

----------------------------------
(a) Commencement of offering of Class A shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Prior to September 29, 1995, the Balanced Portfolio was called the Conservatively Managed Portfolio.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                          (CLASS B AND CLASS C SHARES)

   The following financial highlights, with respect to the five year period ended July 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B and Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.


                             BALANCED PORTFOLIO (G)



                                                                                                                      CLASS C
                                                                  CLASS B                                             -------
                           --------------------------------------------------------------------------------------     AUGUST
                                                                                                        SEPTEMBER       1,
                                                                                                           15,        1994(C)
                                                                                                         1987(A)      THROUGH
                                                      YEAR ENDED JULY 31,                                THROUGH       JULY
                           --------------------------------------------------------------------------   JULY 31,        31,
                             1995       1994       1993       1992       1991       1990       1989      1988(B)       1995
                           --------   --------   --------   --------   --------   --------   --------   ---------     -------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $  11.09   $  11.72   $  10.98   $  10.71   $  10.22   $  10.21   $   9.43   $ 10.00       $11.12
                           --------   --------   --------   --------   --------   --------   --------   ---------     -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....       .26        .24        .34        .35        .36        .45        .52       .32          .21
Net realized and
 unrealized gain (loss)
 on investment
 transactions............      1.10       (.05)      1.16        .82        .73        .18        .73      (.62)        1.12
                           --------   --------   --------   --------   --------   --------   --------   ---------     -------
  Total from investment
   operations............      1.36        .19       1.50       1.17       1.09        .63       1.25      (.30)        1.33
                           --------   --------   --------   --------   --------   --------   --------   ---------     -------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......      (.25)      (.28)      (.29)      (.36)      (.37)      (.52)      (.47)     (.25)       (.25)
Distributions paid to
 shareholders from net
 realized gains on
 investment
 transactions............      (.20)      (.54)      (.47)      (.54)      (.23)      (.10)        --      (.02)       (.20)
                           --------   --------   --------   --------   --------   --------   --------   ---------     -------
  Total distributions....      (.45)      (.82)      (.76)      (.90)      (.60)      (.62)      (.47)     (.27)       (.45)
                           --------   --------   --------   --------   --------   --------   --------   ---------     -------
Net asset value, end of
 period..................  $  12.00   $  11.09   $  11.72   $  10.98   $  10.71   $  10.22   $  10.21   $  9.43       $12.00
                           --------   --------   --------   --------   --------   --------   --------   ---------     -------
                           --------   --------   --------   --------   --------   --------   --------   ---------     -------
TOTAL RETURN (E):........     12.79%      1.61%     14.27%     11.48%     11.13%      6.44%     13.73%    (2.95)%      12.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $392,291   $445,609   $321,831   $225,995   $162,281   $154,917   $132,631   $149,472      $3,046
Average net assets
 (000)...................  $409,419   $392,133   $267,340   $189,358   $149,907   $143,241   $139,009   $113,774      $  920
Ratios to average net
 assets: (f)
  Expenses, including
   distribution fees.....      1.97%      2.00%      1.97%      2.09%      2.16%      2.07%      2.09%     2.08%(d)     2.04%(d)
  Expenses, excluding
   distribution fees.....       .97%      1.00%       .97%      1.09%      1.16%      1.08%      1.08%     1.11%(d)     1.04%(d)
  Net investment
   income................      2.34%      2.08%      3.04%      3.25%      3.55%      4.42%      5.47%     4.22%(d)     2.20%(d)
Portfolio turnover
 rate....................       201%       108%        83%       105%       137%       106%       137%      112%         201%

----------------------------------
(a)  Commencement of offering of Class B shares.
(b) On March 1, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.
(c)  Commencement of offering of Class C shares.
(d)  Annualized.
(e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(f) Because of the recent commencement of its offering, the ratios for the Class C shares are not necessarily comparable to that of Class A or B shares and are not necessarily indicative of future ratios.
(g) Prior to September 29, 1995, the Balanced Portfolio was called the Conservatively Managed Portfolio.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)

   The following financial highlights, with respect to the five year period ended July 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.

                               STRATEGY PORTFOLIO


                                                               CLASS A
                                ---------------------------------------------------------------------
                                                                                             JANUARY
                                                                                               22,
                                                                                             1990(A)
                                                  YEAR ENDED JULY 31,                        THROUGH
                                --------------------------------------------------------     JULY 31,
                                  1995        1994        1993       1992        1991          1990
                                ---------   ---------   --------   --------   ----------     --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................  $   11.60   $   11.82   $  12.03   $  11.45   $    10.50     $10.16
                                ---------   ---------   --------   --------   ----------     --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income.........        .38         .30        .42        .35          .38        .25
Net realized and unrealized
 gain on investment and
 foreign currency
 transactions.................       1.14         .05        .70       1.02          .98        .33
                                ---------   ---------   --------   --------   ----------     --------
  Total from investment
   operations.................       1.52         .35       1.12       1.37         1.36        .58
                                ---------   ---------   --------   --------   ----------     --------
LESS DISTRIBUTIONS
Dividends from net investment
 income.......................       (.30)       (.22)      (.37)      (.37)        (.35)     (.24)
Dividends in excess of net
 investment income............         --        (.01)        --         --           --         --
Distributions paid to
 shareholders from net
 realized gains on investment
 and foreign currency
 transactions.................       (.34)       (.34)      (.96)      (.42)        (.06)        --
                                ---------   ---------   --------   --------   ----------     --------
  Total distributions.........       (.64)       (.57)     (1.33)      (.79)        (.41)     (.24)
                                ---------   ---------   --------   --------   ----------     --------
Net asset value, end of
 period.......................  $   12.48   $   11.60   $  11.82   $  12.03   $    11.45     $10.50
                                ---------   ---------   --------   --------   ----------     --------
                                ---------   ---------   --------   --------   ----------     --------
TOTAL RETURN(C):..............      13.95%       2.88%     10.02%     12.36%       13.42%      5.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)........................  $  87,081   $  32,485   $ 28,641   $ 20,378   $   10,765     $5,073
Average net assets (000)......  $  57,020   $  30,634   $ 24,216   $ 15,705   $    6,694     $2,928
Ratios to average net assets:
  Expenses, including
   distribution fees..........       1.33%       1.26%      1.21%      1.26%        1.33%      1.51%(b)
  Expenses, excluding
   distribution fees..........       1.08%       1.03%      1.01%      1.06%        1.13%      1.26%(b)
  Net investment income.......       3.34%       2.52%      3.61%      3.05%        3.89%      4.58%(b)
Portfolio turnover rate.......        180%         96%       145%       241%         189%       159%

----------------------------------
(a) Commencement of offering of Class A shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                          (CLASS B AND CLASS C SHARES)

   The following financial highlights, with respect to the five year period ended July 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B and Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.

                               STRATEGY PORTFOLIO


                                                       CLASS B
                    ------------------------------------------------------------------------------      CLASS C
                                                                                         SEPTEMBER     ----------
                                                                                            15,        AUGUST 1,
                                                                                         1987 (A)       1994 (C)
                                          YEAR ENDED JULY 31,                             THROUGH       THROUGH
                    ----------------------------------------------------------------     JULY 31,       JULY 31,
                     1995     1994     1993     1992     1991     1990       1989        1988 (B)         1995
                    -------  -------  -------  -------  -------  -------  ----------     ---------     ----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period............ $ 11.54  $ 11.79  $ 12.01  $ 11.43  $ 10.49  $ 10.85  $ 9.52         $10.00        $11.57
                    -------  -------  -------  -------  -------  -------  ----------     ---------     ----------
INCOME FROM
 INVESTMENT
 OPERATIONS
Net investment
 income............     .20      .21      .34      .26      .30      .37     .42(g)        .23(g)         .25
Net realized and
 unrealized gain on
 investment and
 foreign currency
 transactions......    1.22      .05      .70     1.02      .97      .03    1.30         (.53)           1.14
                    -------  -------  -------  -------  -------  -------  ----------     ---------     ----------
  Total from
   investment
   operations......    1.42      .26     1.04     1.28     1.27      .40    1.72         (.30)           1.39
                    -------  -------  -------  -------  -------  -------  ----------     ---------     ----------
LESS DISTRIBUTIONS
Dividends from net
 investment
 income............    (.21)    (.16)    (.30)    (.28)    (.27)    (.40)   (.39)        (.18)          (.21)
Dividends in excess
 of net investment
 income............      --     (.01)      --       --       --       --      --            --             --
Distributions paid
 to shareholders
 from net realized
 gains on
 investment and
 foreign currency
 transactions......    (.34)    (.34)    (.96)    (.42)    (.06)    (.36)     --            --          (.34)
                    -------  -------  -------  -------  -------  -------  ----------     ---------     ----------
  Total
  distributions....    (.55)    (.51)   (1.26)    (.70)    (.33)    (.76)   (.39)        (.18)          (.55)
                    -------  -------  -------  -------  -------  -------  ----------     ---------     ----------
Net asset value,
 end of period..... $ 12.41  $ 11.54  $ 11.79  $ 12.01  $ 11.43  $ 10.49  $10.85         $9.52         $12.41
                    -------  -------  -------  -------  -------  -------  ----------     ---------     ----------
                    -------  -------  -------  -------  -------  -------  ----------     ---------     ----------
TOTAL RETURN
 (E):..............   13.05%    2.11%    9.21%   11.53%   12.49%    3.59%  18.53%        (2.92)%        12.75%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000)...... $278,714 $351,140 $357,287 $314,771 $219,983 $176,078 $62,651        $55,671       $  289
Average net assets
 (000)............. $307,439 $362,579 $339,225 $267,525 $190,913 $127,360 $57,326        $44,717       $  170
Ratios to average
 net assets:(f)
  Expenses,
   including
   distribution
   fees............    2.08%    2.03%    2.01%    2.06%    2.11%    2.10%   2.33%(g)      2.40%(g)/(d)   2.10%(d)
  Expenses,
   excluding
   distribution
   fees............    1.08%    1.03%    1.01%    1.06%    1.11%    1.14%   1.34%(g)      1.43%(g)/(d)   1.10%(d)
  Net investment
   income..........    1.77%    1.77%    2.79%    2.27%    2.95%    3.61%   4.26%(g)      3.13%(g)/(d)   2.27%(d)
Portfolio turnover
 rate..............     180%      96%     145%     241%     189%     159%    132%           93%           180%

----------------------------------
(a)  Commencement of offering of Class B shares.

(b) On March 1, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

(c)  Commencement of offering of Class C shares.

(d)  Annualized.

(e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(f) Because of the recent commencement of its offering, the ratios for the Class C shares are not necessarily comparable to that of Class A or B shares and are not necessarily indicative of future ratios.

(g)  Net of expense subsidy or reimbursement.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

  THE FUND IS COMPRISED OF TWO SEPARATE DIVERSIFIED PORTFOLIOS -- THE BALANCED PORTFOLIO (FORMERLY CALLED THE CONSERVATIVELY MANAGED PORTFOLIO) AND THE STRATEGY PORTFOLIO -- EACH OF WHICH IS, IN EFFECT, A SEPARATE FUND ISSUING ITS OWN SHARES. THE INVESTMENT OBJECTIVE OF THE BALANCED PORTFOLIO IS TO ACHIEVE A HIGH TOTAL INVESTMENT RETURN CONSISTENT WITH MODERATE RISK. THE INVESTMENT OBJECTIVE OF THE STRATEGY PORTFOLIO IS TO ACHIEVE A HIGH TOTAL INVESTMENT RETURN CONSISTENT WITH RELATIVELY HIGHER RISK THAN THE BALANCED PORTFOLIO. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVES WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information.

  EACH PORTFOLIO'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE PORTFOLIO'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES OF A PORTFOLIO THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.


  EACH PORTFOLIO PURSUES ITS OBJECTIVE THROUGH THE INVESTMENT POLICIES DESCRIBED BELOW. WHILE EACH PORTFOLIO WILL SEEK TO ACHIEVE ITS OBJECTIVE BY INVESTING IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES (INCLUDING SECURITIES CONVERTIBLE INTO EQUITY SECURITIES), DEBT OBLIGATIONS AND MONEY MARKET INSTRUMENTS, THE PORTFOLIOS WILL DIFFER WITH RESPECT TO THE DEGREE OF RISK INVOLVED. THE BALANCED PORTFOLIO WILL BE SUBJECT TO MODERATE RISK, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, AND THE STRATEGY PORTFOLIO WILL BE SUBJECT TO RELATIVELY HIGHER RISK. These differences in risks will be evidenced in the proportions of investments in debt and equity securities, the quality and maturity of debt securities purchased and the price volatility and the type of issuer of equity securities. The following table summarizes the differences in the types of investments in which each Portfolio may invest under normal circumstances in seeking to achieve its objective:


                              BALANCED                       STRATEGY
DEBT SECURITIES               PORTFOLIO                      PORTFOLIO
------------------  -----------------------------  -----------------------------
Quality             Investment grade debt          Investment grade debt
                    securities AND up to 10% of    securities AND up to 25% of
                    its assets in debt securities  its assets in debt securities
                    rated below investment grade   rated below investment grade
Percent of          At least 25% of its assets in  No specific limitation
 Portfolio's        fixed-income senior
 assets             securities
Average duration    Less than 10 years; weighted   More than 10 years; weighted
                    average maturity will exceed   average maturity will exceed
                    the average duration           the average duration

EQUITY SECURITIES
------------------
Type of issuer      Common stock and common stock  Common stock and common stock
                    equivalents of major,          equivalents of major,
                    established companies AND      established companies AND a
                    smaller, faster growing        greater proportion of its
                    companies                      assets in smaller, faster
                                                   growing companies

Lower-rated debt securities, as well as debt securities with longer maturities or with a longer duration, typically provide a higher return and are subject to a greater degree of risk of loss and price volatility than higher-rated securities and securities with shorter maturities or a shorter duration. Equity securities of smaller companies are generally subject to a greater degree of risk and price volatility than those of major companies. Finally, it is anticipated that the money market instruments held by the Balanced Portfolio will be substantially of the same quality and have generally the same maturities as those held by the Strategy Portfolio. A more complete description of the Portfolios' investment policies is set forth below.

  The Fund's investment adviser determines the allocation of assets among the different investment vehicles available (asset mix) to each Portfolio on a regular basis (at least monthly). The determination of asset mix will result in decisions with respect to: (1) the proportion of investments among the various financial instruments available (money market instruments, bonds and other indebtedness and equity securities, including convertible securities); (2) the distribution of debt securities among short, intermediate and long-term maturities; and (3) the distribution of equity and convertible securities between those of major, established companies and those of smaller, faster growing companies, the prices of which are typically more volatile. The determination of asset mix for each Portfolio is based on technical, qualitative and fundamental analyses and forecasts made by the investment adviser, prevailing interest rates and general economic factors. In addition, the investment adviser considers the relative risk objectives of the Portfolios in making asset mix determinations.

  BALANCED PORTFOLIO


  THE BALANCED PORTFOLIO WILL INVEST IN A DIVERSIFIED PORTFOLIO COMPRISED GENERALLY OF EQUITY SECURITIES, DEBT OBLIGATIONS AND MONEY MARKET INSTRUMENTS. The specific asset mix of the Portfolio will be determined by the Fund's investment adviser. Under normal circumstances, the Portfolio will maintain at least 25% of the value of its assets in fixed-income securities. Although there is no other limitation on the percentage of assets invested in the various investment categories (money market instruments, debt obligations and equity securities), it is anticipated that the Balanced Portfolio will generally have a smaller percentage of its assets invested in equity securities and a larger percentage invested in money market instruments than the Strategy Portfolio. In addition, the average duration of the debt securities purchased by the Balanced Portfolio will generally be shorter than that of the debt securities purchased by the Strategy Portfolio. (Duration is a measure of the price sensitivity of a debt instrument to interest rate changes; it incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.) The weighted average maturity of the debt securities purchased by the Balanced Portfolio will generally be shorter than that of the Strategy Portfolio and a greater proportion of the equity securities held by the Balanced Portfolio will be those of larger, more mature companies, which are subject to less price volatility, than those held by the Strategy Portfolio. Based upon its asset mix, the Balanced Portfolio is expected to be subject to a relatively lower risk of loss (and offer a correspondingly lower potential return) than the Strategy Portfolio.


  MONEY MARKET INSTRUMENTS. The Balanced Portfolio may invest in the following money market instruments generally maturing in one year or less:

    1. U.S. Treasury bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of commercial banks, savings banks and savings and loan associations having, at the time of acquisition by the Portfolio of such obligations, total assets of not less than $1 billion or its equivalent. The Portfolio may invest in obligations of domestic banks, foreign banks, and branches and offices thereof. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States.

    3. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, maturing in one year or less, denominated in U.S. dollars, and, at the date of investment, rated at least A or A-2 by Standard & Poor's Ratings Group (S&P) or A or Prime-2 by Moody's Investors Service (Moody's), or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P, or A or Prime-2 by Moody's. If such obligations are guaranteed or supported by a letter of credit issued by a bank, the bank (including a foreign bank) must meet the requirements set forth in paragraph (2) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, the insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's investment adviser under the supervision of the Fund's Trustees.

  DEBT OBLIGATIONS. IN ADDITION TO MONEY MARKET INSTRUMENTS DESCRIBED ABOVE, THE BALANCED PORTFOLIO MAY INVEST IN LONGER-TERM DEBT SECURITIES. It is anticipated that the average duration of the debt securities held by the Portfolio will not exceed 10 years. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a mortgage-backed, asset-backed or callable bond, EXPECTED to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the investment adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The computation of duration is based on estimated rather than known factors. Thus, there can be no assurance that the average duration will at all times be achieved by the Portfolio.


  Debt securities acquired by the Portfolio will generally be rated at the time of purchase within the four highest categories determined by S&P, Moody's or a similar nationally recognized rating service, or, if not rated, be of comparable quality in the opinion of the investment adviser. However, the Portfolio may invest up to 10% of its total assets in securities rated at the time of purchase BB or Ba or lower by S&P or Moody's, respectively (or a similar nationally recognized rating service), or, if not rated, of comparable quality in the opinion of the investment adviser, all of which are commonly known as "junk bonds." The Portfolio will not invest more than 35% of its net assets in "junk bonds." See "Investment Policies Applicable to All Portfolios -- Risks of Investing in High Yield Securities" below.


  THE PORTFOLIO MAY ALSO INVEST IN OBLIGATIONS OF THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES. These securities include U.S. Treasury obligations (including bills, notes and bonds) and securities issued or guaranteed by U.S. Government agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or by U.S. Government instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank). Except for U.S. Treasury securities, these obligations, even those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

  THE PORTFOLIO MAY INVEST IN MORTGAGE-BACKED SECURITIES INCLUDING THOSE REPRESENTING AN UNDIVIDED OWNERSHIP INTEREST IN A POOL OF MORTGAGES, E.G., GNMA, FNMA AND FHLMC CERTIFICATES. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of interest and principal of these securities; however, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Portfolio's ability to maintain a portfolio containing high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

  THE PORTFOLIO MAY ALSO INVEST IN ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the collateralized mortgage structure. The Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

  EQUITY SECURITIES. THE EQUITY SECURITIES IN WHICH THE BALANCED PORTFOLIO WILL PRIMARILY INVEST ARE COMMON STOCKS OF MAJOR, ESTABLISHED CORPORATIONS WHICH, IN THE OPINION OF THE INVESTMENT ADVISER, HAVE PROSPECTS OF PRICE APPRECIATION GREATER THAN THAT OF THE S&P 500 STOCK INDEX. The Portfolio may also invest in preferred stocks or debt securities that either have warrants attached or are otherwise convertible into such common stocks. See "Investment Policies Applicable to All Portfolios -- Convertible Securities." In addition, the Portfolio may invest in common stocks and common stock equivalents of smaller, faster growing companies, although to a lesser extent than the Strategy Portfolio.

  OTHER. The Balanced Portfolio may also make other kinds of investments as described under "Investment Policies Applicable to All Portfolios" below.

  STRATEGY PORTFOLIO

  THE STRATEGY PORTFOLIO WILL INVEST IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES, DEBT OBLIGATIONS AND MONEY MARKET INSTRUMENTS. The specific asset mix of the Portfolio will be determined by the Fund's investment adviser. Although there is no limitation on the percentage of assets invested in the various investment categories (money market instruments, debt obligations and equity securities), it is anticipated that the Strategy Portfolio will generally have a greater percentage of its assets invested in long-term bonds and equity securities than the Balanced Portfolio. In addition, under normal conditions the debt securities purchased by the Strategy Portfolio will be of lesser quality and will, in the aggregate, have an average duration that is higher than that of the Balanced Portfolio and a greater proportion of the equity securities will be of smaller, faster growing companies and subject to greater price volatility than those of the Balanced Portfolio. The Strategy Portfolio is expected to be subject to a relatively higher risk of loss (and offer a correspondingly higher potential return) than the Balanced Portfolio.

  MONEY MARKET INSTRUMENTS. The Strategy Portfolio may invest in the same money market instruments permitted for the Balanced Portfolio.

  DEBT OBLIGATIONS. IN ADDITION TO MONEY MARKET INSTRUMENTS DESCRIBED ABOVE, THE STRATEGY PORTFOLIO MAY INVEST IN LONG-TERM DEBT SECURITIES. It is anticipated that the average duration of the debt securities held by the Portfolio in the aggregate will normally be greater than 10 years. See "Balanced Portfolio -- Debt Obligations" above. Such securities will generally be rated at the time of purchase within the four highest categories determined by S&P, Moody's or a similar nationally recognized rating service, or, if not rated, will be of comparable quality in the opinion of the investment adviser. However, the Portfolio may invest up to 25% of its total assets in securities rated at the time of purchase BB or Ba or lower by S&P or Moody's, respectively

(or a similar nationally recognized rating service), or, if not rated, of comparable quality in the opinion of the investment adviser, all of which are commonly known as "junk bonds." The Portfolio will not invest more than 35% of its net assets in "junk bonds." See "Investment Policies Applicable to All Portfolios -- Risks of Investing in High Yield Securities" below.


  THE PORTFOLIO MAY INVEST IN OBLIGATIONS OF THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES AND IN ASSET-BACKED SECURITIES. See "Balanced Portfolio -- Debt Obligations" above.

  EQUITY SECURITIES. LIKE THE BALANCED PORTFOLIO, THE STRATEGY PORTFOLIO MAY INVEST IN COMMON STOCKS OF MAJOR, ESTABLISHED CORPORATIONS WHICH, IN THE OPINION OF THE INVESTMENT ADVISER, HAVE PROSPECTS OF PRICE APPRECIATION GREATER THAN THAT OF THE S&P 500 STOCK INDEX. THE STRATEGY PORTFOLIO MAY ALSO INVEST A GREATER PROPORTION OF ITS ASSETS IN COMMON STOCKS OF SMALLER, FASTER GROWING COMPANIES. These equity securities will typically have more volatile market values and thus may be subject to a greater risk of decline in market value than the equity securities of major, established corporations.

  The Portfolio may invest in preferred stocks or debt securities that either have warrants attached or are otherwise convertible into such common stocks.

  OTHER. The Strategy Portfolio may also make other kinds of investments as described under "Investment Policies Applicable to All Portfolios" below.

  INVESTMENT POLICIES APPLICABLE TO ALL PORTFOLIOS

  GENERAL. IN PURSUIT OF ITS INVESTMENT OBJECTIVE, EACH PORTFOLIO MAY (I) INVEST IN CONVERTIBLE SECURITIES, (II) PURCHASE AND WRITE (I.E., SELL) OPTIONS ON EQUITY SECURITIES AND STOCK INDICES FOR HEDGING PURPOSES AND TO REALIZE INCOME, (III) PURCHASE AND SELL FINANCIAL AND STOCK INDEX FUTURES CONTRACTS AND PURCHASE AND WRITE (I.E., SELL) OPTIONS THEREON FOR HEDGING PURPOSES OR, WITH RESPECT TO WRITING OPTIONS ON FUTURES CONTRACTS, TO REALIZE A GREATER RETURN,
(IV) PURCHASE SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, (V) MAKE SHORT SALES AGAINST-THE-BOX, (VI) INVEST IN FOREIGN SECURITIES AND (VII) ENTER INTO REPURCHASE AGREEMENTS.


  CONVERTIBLE SECURITIES. EACH PORTFOLIO MAY INVEST IN PREFERRED STOCKS OR DEBT SECURITIES THAT EITHER HAVE WARRANTS ATTACHED OR ARE OTHERWISE CONVERTIBLE INTO COMMON STOCKS. A convertible security is typically a corporate bond (or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stock which is technically an equity security.


  In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

    FOREIGN SECURITIES. EACH PORTFOLIO MAY INVEST UP TO 30% OF ITS TOTAL ASSETS IN FOREIGN MONEY MARKET INSTRUMENTS AND DEBT AND EQUITY SECURITIES. For purposes of this limitation, American Depositary Receipts, Yankee bonds (I.E., U.S.

dollar denominated bonds issued by foreign companies in the United States) and global bonds which are U.S. dollar denominated are not deemed to be foreign securities. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities or quality.

  INVESTING IN SECURITIES OF FOREIGN COMPANIES AND COUNTRIES INVOLVES CERTAIN CONSIDERATIONS AND RISKS WHICH ARE NOT TYPICALLY ASSOCIATED WITH INVESTING IN U.S. GOVERNMENT SECURITIES AND SECURITIES OF DOMESTIC COMPANIES. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Portfolio by domestic companies or the U.S. Government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Portfolio held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

  To the extent a Portfolio's currency exchange transactions do not fully protect the Portfolio against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Portfolio will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Portfolio's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Portfolio invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Portfolio's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

  There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

  RISKS OF INVESTING IN HIGH YIELD SECURITIES

  Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BB or Ba or lower by S&P or Moody's, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The prices of debt securities vary inversely with interest rates. In addition, lower-rated debt obligations typically provide a higher yield than higher-rated obligations of similar maturity. However, lower-rated obligations are also subject to a greater degree of risk with respect to the ability of the issuer to meet the principal and interest payments on the obligations and may also be subject to greater price volatility due to the market's perceptions of the creditworthiness of the issuer. A description of security ratings is contained in Appendix A.

  FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY AND THE MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Portfolios. See "Investment Objectives and Policies -- Risk Factors Relating to High Yield Securities" in the Statement of Additional Information.

HEDGING STRATEGIES

  EACH PORTFOLIO MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING UTILIZING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THESE STRATEGIES CURRENTLY INCLUDE THE USE OF OPTIONS, FORWARD CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS AND OPTIONS THEREON. Each Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed, and each Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  EACH PORTFOLIO MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES THAT ARE TRADED ON SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ENHANCE RETURN OR TO HEDGE THEIR PORTFOLIOS. These options will be on equity securities, financial indices (E.G., S&P 500) and foreign currencies. Each Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. Each Portfolio may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies -- Risks of Transactions in Options" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

  EACH PORTFOLIO WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations. See "Investment Objectives and Policies -- Options on Stock Indices" in the Statement of Additional Information.

  THERE IS NO LIMITATION ON THE AMOUNT OF CALL OPTIONS THE PORTFOLIOS MAY WRITE. The Fund has undertaken with certain state securities commissions that, so long as shares of the Fund are registered in those states, neither Portfolio will purchase (i) put options on stocks not held by the Portfolio, (ii) put options on indices or (iii) call options on stock or stock indices if, after any such purchase, the total premiums paid for such options would exceed 10% of the Portfolio's total assets; provided, however, that the Portfolio may purchase put options on stocks held by the Portfolio if after such purchase the aggregate premiums paid for such options do not exceed 20% of the Portfolio's total net assets. In addition, the aggregate value of the securities that are the subject of the put options will not exceed 50% of the Portfolio's net assets.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  EACH PORTFOLIO MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. Each Portfolio may enter into such contracts on a spot, I.E., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

  EACH PORTFOLIO'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross hedge). Although there are no limits on the number of forward contracts which a Portfolio may enter into, a Portfolio may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

  FUTURES CONTRACTS AND OPTIONS THEREON

  EACH PORTFOLIO MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING, RETURN ENHANCEMENT AND RISK MANAGEMENT PURPOSES IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. These futures contracts and options thereon will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.


  A PORTFOLIO MAY NOT PURCHASE OR SELL FUTURES CONTRACTS AND OPTIONS THEREON FOR RETURN ENHANCEMENT OR RISK MANAGEMENT PURPOSES IF, IMMEDIATELY THEREAFTER, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE PORTFOLIO'S FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE PORTFOLIO'S TOTAL ASSETS. ALTHOUGH THERE ARE NO OTHER LIMITS APPLICABLE TO FUTURES CONTRACTS AND OPTIONS THEREON, THE VALUE OF ALL FUTURES CONTRACTS AND OPTIONS THEREON SOLD WILL NOT EXCEED THE TOTAL MARKET VALUE OF THE PORTFOLIO.


  A PORTFOLIO'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND INTEREST RATES AND REQUIRES SKILLS AND TECHNIQUES DIFFERENT FROM THOSE USED IN SELECTING PORTFOLIO SECURITIES. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect, and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Portfolio. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict each Portfolio's ability to purchase or sell certain futures contracts or options thereon on any particular day.

  EACH PORTFOLIO'S ABILITY TO ENTER INTO FUTURES CONTRACTS AND OPTIONS THEREON IS LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE), FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. See "Taxes" in the Statement of Additional Information.

  RISKS OF HEDGING STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH A PORTFOLIO WOULD NOT BE SUBJECT AND TRANSACTION COSTS FROM WHICH NO FUTURE BENEFIT MAY BE DERIVED ABSENT THE USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" and "Investment Objectives and Policies" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

  SHORT SALES AGAINST-THE-BOX

  The Portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or U.S. Government securities in an amount equal to such consideration must be put in a segregated account, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Portfolio's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal income tax purposes.

  INTEREST RATE SWAPS

  Each Portfolio may enter into interest rate swap transactions with respect to up to 5% of its total assets. Interest rate swaps are used to hedge the value of existing portfolio assets or assets a Portfolio intends to acquire. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (E.G., an exchange of floating-rate payments for fixed-rate payments). Each Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios use interest rate swaps for hedging purposes and not as a speculative investment.

  The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser were incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Portfolio would diminish compared to what it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Since interest rate swaps are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

  REPURCHASE AGREEMENTS

  Each Portfolio may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Portfolio at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the repurchase agreement. Each Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING


  Each Portfolio may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. A Portfolio may pledge up to 20% of its total assets to secure these borrowings. Neither Portfolio will purchase portfolio securities if its borrowings exceed 5% of its net assets.


  ILLIQUID SECURITIES

  Each Portfolio may invest up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. Each Portfolio intends to comply with any applicable state blue sky laws restricting the Portfolio's investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless a Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the assets used as "cover" as "liquid."

  PORTFOLIO TURNOVER

  The portfolio turnover rate for each Portfolio is not expected to exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of each Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

INVESTMENT RESTRICTIONS

  Each Portfolio is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                             HOW THE FUND IS MANAGED
  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended July 31, 1995, total expenses as a percentage of average net assets were 1.22%, 1.97% and


2.04% (annualized) of the Class A, Class B and Class C shares, respectively, of the Balanced Portfolio and were 1.33%, 2.08% and 2.10% (annualized) of the Class A, Class B and Class C shares, respectively, of the Strategy Portfolio. See "Financial Highlights."


MANAGER

  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .65 OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended July 31, 1995, the Fund paid management fees to PMF of .65% of average net assets of both the Strategy Portfolio and the Balanced Portfolio. See "Manager" in the Statement of Additional Information.


  As of August 31, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 28 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.
  The Balanced Portfolio is managed by Gregory Goldberg, a Vice President of Prudential Investment Advisors, a unit of PIC. The Strategy Portfolio is managed by PIC using a team of portfolio managers under the supervision of Mr. Goldberg. Mr. Goldberg has had responsibility for the day-to-day management of the Portfolios since January 1995. Mr. Goldberg was previously employed by Daiwa International Capital Management (January 1988-December 1993) as a portfolio manager for institutional clients. Mr. Goldberg joined PIC on January 11, 1994 and is also the portfolio manager of Prudential Multi-Sector Fund, Inc.

  In making equity investments, Mr. Goldberg generally focuses on stocks with a potential for capital appreciation. He utilizes a "bottom-up" approach, selecting stocks that, in his opinion, have strong fundamentals regardless of industry performance. He evaluates a company's earnings and balance sheet to find companies that, in his view, are leaders in their fields and have strong growth potential. With respect to fixed-income securities, Mr. Goldberg generally focuses on issues with a potential for total return, selecting securities that, in his opinion, compare favorably in terms of price and yield relative to maturity.

  THE FUND'S SUBADVISER HAS ENTERED INTO A CONSULTING ARRANGEMENT WITH GREG A. SMITH WITH RESPECT TO THE STRATEGY PORTFOLIO, PURSUANT TO WHICH MR. SMITH MAKES RECOMMENDATIONS TO PIC WITH RESPECT TO THE ALLOCATION OF ASSETS. Mr. Smith is a consultant to Prudential Securities Incorporated, an affiliate of both the Subadviser and the Fund, and the President of Greg A. Smith Asset Management Corporation, a registered investment adviser. Mr. Smith is a consultant to PIC with respect to the allocation of assets for Prudential Multi-Sector Fund, Inc. Mr. Smith is recognized in the financial community as a leading asset allocation strategist. Since 1983, he has been named by INSTITUTIONAL INVESTOR magazine as a member of its All-America Research Team.

  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF EACH PORTFOLIO. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending July 31, 1996.

  UNDER THE CLASS B AND CLASS C PLANS, EACH PORTFOLIO PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES OF THE PORTFOLIO. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges."

  For the fiscal year ended July 31, 1995, the Fund paid distribution expenses of .25%, 1.00% and 1.00% (annualized) of the average daily net assets of the Class A, Class B and Class C shares of each Portfolio, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of shares of each Portfolio will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Portfolio other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to a Portfolio at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Portfolio. The Portfolios will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by each Portfolio of the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Portfolios. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three-year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If, on the other hand, during the course of the three-year period, PSI violates the terms of the agreement, the U.S. Attorney can elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may also act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES
  EACH PORTFOLIO'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF EACH PORTFOLIO TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Trustees. See "Net Asset Value" in the Statement of Additional Information.

  Each Portfolio will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Portfolio or days on which changes in the value of the portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                       HOW THE FUND CALCULATES PERFORMANCE
  FROM TIME TO TIME EACH PORTFOLIO OF THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows how much an investment in the Portfolio would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in a Portfolio over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. Each Portfolio of the Fund also may include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of a Portfolio in any advertisement or information including performance data of the Portfolio. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide -- Shareholder Services -- Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  EACH PORTFOLIO HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, EACH PORTFOLIO WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes" in the Statement of Additional Information.

  Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by a Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

  Each Portfolio may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, a Portfolio's investments in PFICs may subject the Portfolio to federal income taxes on certain income and gains realized by the Portfolio. Certain gains or losses from fluctuations in foreign currency exchange rates (Section 988 gains or losses) will affect the amount of ordinary income a Portfolio will be able to pay as dividends. See "Taxes" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is 28%.

  Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by a Portfolio will be treated as received by shareholders on

December 31 of the year the dividends are declared. This rule applies to dividends declared by a Portfolio in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

  Dividends received by corporate shareholders are eligible for a dividends received deduction of 70% to the extent a Portfolio's income is derived from qualified dividends received by the Portfolio from domestic corporations. Dividends attributable to foreign dividends, interest income, capital gain net income, gain or loss from Section 1256 contracts and from some other sources will not be eligible for the corporate dividends received deduction. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

  Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder with respect to those shares.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to a U.S. withholding rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, QUARTERLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


  WHEN THE FUND GOES "EX-DIVIDEND," THE NAV OF EACH CLASS IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION ALLOCABLE TO EACH CLASS. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS THREE BUSINESS

DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DIVIDEND OR DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY WHICH WAS ORGANIZED UNDER THE LAWS OF MASSACHUSETTS ON FEBRUARY 23, 1987 AS AN UNINCORPORATED BUSINESS TRUST, A FORM OF ORGANIZATION THAT IS COMMONLY KNOWN AS A MASSACHUSETTS BUSINESS TRUST. THE FUND WAS FORMERLY KNOWN AS PRUDENTIAL FLEXIFUND, THE BALANCED PORTFOLIO WAS FORMERLY KNOWN AS THE CONSERVATIVELY MANAGED PORTFOLIO AND THE STRATEGY PORTFOLIO WAS FORMERLY KNOWN AS THE AGGRESSIVELY MANAGED PORTFOLIO. THE FUND IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF SEPARATE SERIES OR PORTFOLIOS, DIVIDED INTO THREE CLASSES, DESIGNATED CLASS A, CLASS B AND CLASS C SHARES. Each class of shares represents an interest in the same assets of the Portfolio and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed -- Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, each Portfolio is offering only three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series of shares and classes of shares within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide -- How to Sell Your Shares." Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of each Portfolio of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                                SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Allocation Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Portfolio.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Allocation Fund, the name of the Portfolio, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 5% of   .30 of 1% (Currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .25 of 1%)
CLASS B    Maximum contingent deferred sales       1%                       Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1%                       Shares do not convert to another class
           the amount invested or the redemption
           proceeds on redemptions made within
           one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of a Portfolio and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information -- Description of Shares"), and
(iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Portfolios will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature -- Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Portfolios:

  If you intend to hold your investment in a Portfolio for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $25,000                  5.00%              5.26%               4.75%
$25,000 to $49,999                 4.50               4.71                4.25
$50,000 to $99,999                 4.00               4.17                3.75
$100,000 to $249,999               3.25               3.36                3.00
$250,000 to $499,999               2.50               2.56                2.40
$500,000 to $999,999               2.00               2.04                1.90
$1,000,000 and above             None               None                None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares -- Reduction and Waiver of Initial Sales Charges -- Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  PRUARRAY PLANS. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Code that participate in the Transfer Agent's PruArray Program (a benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term "existing assets" for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

  SPECIAL  RULES  APPLICABLE  TO RETIREMENT  PLANS.    After a  Benefit  Plan or
PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares -- Reduction and Waiver of Initial Sales Charges -- Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares -- Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised, that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption results in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed -- Distributor" and "Waiver of the Contingent Deferred Sales Charges -- Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                  CONTINGENT DEFERRED SALES CHARGE
                                                     AS A PERCENTAGE OF DOLLARS
YEAR SINCE PURCHASE                                           INVESTED
PAYMENT MADE                                           OR REDEMPTION PROCEEDS
------------------------------------------------  ---------------------------------
  First.........................................                   5.0%
  Second........................................                   4.0%
  Third.........................................                   3.0%
  Fourth........................................                   2.0%
  Fifth.........................................                   1.0%
  Sixth.........................................                   1.0%
  Seventh.......................................                None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares -- Waiver of the Contingent Deferred Sales Charge -- Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares -- Quantity Discount -- Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE -- CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Portfolios will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER PORTFOLIO OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF ANOTHER PORTFOLIO OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature -- Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account -- Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON

INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan -- Class A Shares -- Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder of the Fund, you can take advantage of the following services and privileges:

    - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

    - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

    - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares -- Contingent Deferred Sales Charges."

    - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

    - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade-obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                        THE PRUDENTIAL MUTUAL FUND FAMILY

Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

       TAXABLE BOND FUNDS

 Prudential Adjustable Rate Securities Fund, Inc.
 Prudential Diversified Bond Fund, Inc.
 Prudential Government Income Fund, Inc.
 Prudential Government Securities Trust
   Short-Intermediate Term Series

 Prudential High Yield Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
 Prudential Structured Maturity Fund, Inc.
   Income Portfolio
 Prudential U.S. Government Fund
 The BlackRock Government Income Trust

       TAX-EXEMPT BOND FUNDS
 Prudential California Municipal Fund
   California Series
   California Income Series
 Prudential Municipal Bond Fund
   High Yield Series
   Insured Series

   Intermediate Series

 Prudential Municipal Series Fund
   Arizona Series
   Florida Series
   Georgia Series
   Hawaii Income Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   Minnesota Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
 Prudential National Municipals Fund, Inc.

       GLOBAL FUNDS
 Prudential Europe Growth Fund, Inc.
 Prudential Global Fund, Inc.
 Prudential Global Genesis Fund, Inc.
 Prudential Global Natural Resources Fund, Inc.
 Prudential Intermediate Global Income Fund, Inc.
 Prudential Pacific Growth Fund, Inc.
 Prudential Short-Term Global Income Fund, Inc.
   Global Assets Portfolio
   Short-Term Global Income Portfolio
 Global Utility Fund, Inc.

       EQUITY FUNDS
 Prudential Allocation Fund
   Balanced Portfolio
   Strategy Portfolio

 Prudential Equity Fund, Inc.
 Prudential Equity Income Fund
 Prudential Growth Opportunity Fund, Inc.
 Prudential Multi-Sector Fund, Inc.
 Prudential Utility Fund, Inc.
 Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund


       MONEY MARKET FUNDS
 -TAXABLE MONEY MARKET FUNDS
 Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
 Prudential Special Money Market Fund
   Money Market Series
 Prudential MoneyMart Assets
 -TAX-FREE MONEY MARKET FUNDS
 Prudential Tax-Free Money Fund
 Prudential California Municipal Fund
   California Money Market Series
 Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

 -COMMAND FUNDS

 Command Money Fund
 Command Government Fund
 Command Tax-Free Fund

 -INSTITUTIONAL MONEY MARKET FUNDS

 Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell, or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                 ----------------------------------------------

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS...........................................................    2
  Risk Factors and Special Characteristics................................    2
FUND EXPENSES.............................................................    4
FINANCIAL HIGHLIGHTS......................................................    5
HOW THE FUND INVESTS......................................................    9
  Investment Objectives and Policies......................................    9
  Hedging Strategies......................................................   15
  Other Investments and Policies..........................................   17
  Investment Restrictions.................................................   18
HOW THE FUND IS MANAGED...................................................   19
  Manager.................................................................   19
  Distributor.............................................................   20
  Portfolio Transactions..................................................   22
  Custodian and Transfer and Dividend Disbursing Agent....................   22
HOW THE FUND VALUES ITS SHARES............................................   22
HOW THE FUND CALCULATES PERFORMANCE.......................................   22
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................   23
GENERAL INFORMATION.......................................................   25
  Description of Shares...................................................   25
  Additional Information..................................................   26
SHAREHOLDER GUIDE.........................................................   26
  How to Buy Shares of the Fund...........................................   26
  Alternative Purchase Plan...............................................   27
  How to Sell Your Shares.................................................   29
  Conversion Feature -- Class B Shares....................................   32
  How to Exchange Your Shares.............................................   33
  Shareholder Services....................................................   34
DESCRIPTION OF SECURITY RATINGS...........................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY.........................................  B-1


                 ----------------------------------------------
MF134A                                                                   44414OE

                                 Balanced:  Class A:  74429R108
                                            Class B:  74429R207
                 CUSIP Nos.:                Class C:  74429R306
                                 Strategy:  Class A:  74429R405
                                            Class B:  74429R504
                                            Class C:  74429R603


 Prudential
 Allocation Fund
 ---------------



 (Balanced Portfolio)
 (Strategy Portfolio)


                                     [LOGO]

                           PRUDENTIAL ALLOCATION FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 29, 1995

    Prudential Allocation Fund (the Fund), is an open-end, diversified, management investment company. The Fund is comprised of two separate portfolios--the Balanced Portfolio (formerly called the Conservatively Managed Portfolio) and the Strategy Portfolio. The investment objective of the Balanced Portfolio is to achieve a high total investment return consistent with moderate risk. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio. While each Portfolio will seek to achieve its objective by investing in a diversified portfolio of money market instruments, debt obligations and equity securities (including securities convertible into equity securities), the Portfolios will differ with respect to the proportions of investments in debt and equity securities, the quality and maturity of debt securities purchased and the price volatility of equity securities purchased. It is expected that the Strategy Portfolio will offer investors a higher potential return with a correspondingly higher risk of loss than the Balanced Portfolio. There can be no assurance that the Portfolios' investment objectives will be achieved. See "Investment Objectives and Policies."


    The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated September 29, 1995, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                           PAGE    PROSPECTUS
                                                           ----  ---------------
General Information......................................  B-2          25
Investment Objectives and Policies.......................  B-2           9
Investment Restrictions..................................  B-11         18
Trustees and Officers....................................  B-13         19
Manager..................................................  B-15         19
Distributor..............................................  B-17         20
Portfolio Transactions and Brokerage.....................  B-20         22
Purchase and Redemption of Fund Shares...................  B-22         26
Shareholder Investment Account...........................  B-25         34
Net Asset Value..........................................  B-28         22
Taxes....................................................  B-29         23
Performance Information..................................  B-31         22
Organization and Capitalization..........................  B-32         25
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants.................................  B-34         22
Financial Statements.....................................  B-35         --
Independent Auditors' Report.............................  B-55         --
Appendix I...............................................  I-1          --
Appendix II..............................................  II-1         --



--------------------------------------------------------------------------------

MF134B                                                                   444141C

                              GENERAL INFORMATION

    The Fund was organized on February 23, 1987 and consisted of two Portfolios, the Aggressively Managed Portfolio and the Conservatively Managed Portfolio. On November 30, 1990, the name of the Aggressively Managed Portfolio was changed to the Strategy Portfolio. On February 28, 1991, the Trustees approved an amendment to the Declaration of Trust to change the Fund's name from Prudential-Bache FlexiFund to Prudential FlexiFund and, on February 8, 1994, the Trustees approved an amendment to the Declaration of Trust to change the Fund's name from Prudential FlexiFund to Prudential Allocation Fund, effective August 1, 1994. On May 3, 1995, the Trustees approved a change in the name of the Conservatively Managed Portfolio to the Balanced Portfolio, effective September 29, 1995.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the Balanced Portfolio is to achieve a high total investment return consistent with moderate risk. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio. Each Portfolio will seek to achieve its objective by investing in a diversified portfolio of money market instruments, debt obligations and equity securities. However, the asset mix and the type of portfolio securities purchased by the Portfolios will differ. It is anticipated that, under normal conditions, the Balanced Portfolio will have a smaller percentage of its assets invested in equity securities and a larger percentage invested in money market instruments than the Strategy Portfolio. In addition, the average duration of the debt securities held by the Balanced Portfolio will be shorter than that of the Strategy Portfolio, and a greater proportion of the equity securities held by the Balanced Portfolio will typically be less volatile securities of larger and more mature companies than the equity securities held by the Strategy Portfolio. There can be no assurance that the Portfolios' investment objectives will be achieved. See "How the Fund Invests--Investment Objectives and Policies" in the Prospectus.

RISKS OF TRANSACTIONS IN OPTIONS

    A Portfolio will write (I.E., sell) covered call options only on equity securities, on stock indices which are traded on a securities exchange or which are listed on NASDAQ or in the over-the-counter market, on currencies and on futures contracts which are traded on an exchange or board of trade. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A Portfolio will write covered call options for hedging purposes and to augment its income.

    So long as the obligation of the writer of the call continues, the writer may be assigned an exercise notice. The exercise notice would require the writer of a call option to deliver the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (the OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

OPTIONS ON STOCK INDICES

    Except as described below, a Portfolio will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When a Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A Portfolio will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

    If a Portfolio has written an option on an industry or market segment index, it will so segregate or put into escrow with the Fund's Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

    If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, a Portfolio will segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term debt obligations equal in value to the difference. In addition, when the Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with the Fund's Custodian or pledge to the broker as collateral cash, U.S. Government or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other high-grade short-term debt obligations in a segregated account with the Fund's Custodian, it will not be subject to the requirements described in this paragraph.

RISKS OF OPTIONS ON INDICES

    A Portfolio's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

    Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is each Portfolio's policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

    Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced, including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. Neither Portfolio will purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDICES. Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Investment Objectives and Policies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FORWARD CURRENCY EXCHANGE CONTRACTS

    A Portfolio may enter into forward foreign currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally,  when the investment  adviser believes that  the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Portfolio does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will thereby be served. The Fund's Custodian will place cash or liquid equity or debt securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

    A Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    A Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

    Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

    There are several risks involved in the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the price of the underlying securities, the price of a futures contract may move more or less than the price of the securities being hedged. Therefore, a correct forecast of interest rate or stock market trends by the investment adviser may still not result in a successful hedging transaction.

    Although a Portfolio will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Portfolio could not close a futures position and the value of such position declined, the Portfolio would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on the futures contract.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Portfolio's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that a Portfolio of the Fund may purchase and sell futures contracts or options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Portfolio's total assets. In addition, a Portfolio may not enter into futures contracts or options thereon if the sum of initial and variation margin on outstanding futures contracts, together with the premium paid on outstanding options, exceeds 20% of the Portfolio's total assets. The Fund will use futures and options thereon in a manner consistent with these requirements.

    If a Portfolio maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at the Custodian, cash, U.S. Government securities or other liquid high-grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if a Portfolio holds a long position in a futures contract, it will hold cash, U.S. Government securities or other liquid high-grade debt obligations equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Portfolio by the Fund's Custodian. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high as or higher than the price of the contract held by the Portfolio.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Portfolio has insufficient cash, it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the investment adviser.

    There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging a Portfolio's portfolio securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by a Portfolio and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate or stock market trends by the investment adviser may still not result in a successful hedging transaction.

    Successful use of futures contracts by a Portfolio is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Portfolio will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which a Portfolio may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bills, Notes and Bonds and on the S&P 500 Stock Index and the NYSE Composite Index.

    The holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS, FUTURES AND OPTIONS THEREON

    Each Portfolio may write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund has undertaken with certain state securities commissions that, so long as shares of a Portfolio of the Fund are registered in those states, neither Portfolio will purchase (i) put options on stocks not held by the Portfolio, (ii) put options on indices and (iii) call options on stock or stock indices or foreign currencies if, after any such purchase, the total premiums paid for such options would exceed 10% of the Portfolio's total assets; provided, however, that a Portfolio may purchase put options on stock held by the Portfolio if after such purchase the aggregate premiums paid for such options do not exceed 20% of the Portfolio's total net assets. In addition, the aggregate value of the securities that are the subject of put options will not exceed 50% of the Portfolio's net assets.

    POSITION LIMITS. Transactions by a Portfolio in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Portfolio may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

RISK FACTORS RELATING TO HIGH YIELD SECURITIES

    Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Portfolios.

    The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

    Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect a Portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

    Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

MORTGAGE-RELATED SECURITIES

    Each  Portfolio  may  also  invest  in  Collateralized  Mortgage Obligations
(CMOs). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes.

    Each Portfolio may also invest in Real Estate Mortgage Investment Conduits (REMICs). An issuer of REMICs may be a trust, partnership, corporation, association, segregated pool of mortgages, or agency of the U.S. Government and, in each case, must qualify and elect treatment as such under the Tax Reform Act of 1986. A REMIC must consist of one or more classes of "regular interests" some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests. REMICs are intended by the U.S. Congress ultimately to become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. As of January 1, 1992, if a trust or partnership that issues CMOs does not elect or qualify for REMIC status, it is taxed at the entity level as a corporation.

    Certain issuers of CMOs, including CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a Rule adopted by the Securities and Exchange Commission (SEC), and each Portfolio may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940 on investments by an investment company in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio's investments in certain qualifying CMOs, which cannot or do not rely on the rule, including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that
(a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

MONEY MARKET INSTRUMENTS

    Each Portfolio may invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. A Portfolio will invest in foreign banks and foreign branches of U.S. banks only if, after giving effect to such investment, all such investments would constitute less than 10% of such Portfolio's total assets (taken at current value). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

    Each Portfolio may also invest in money market instruments that are guaranteed by an insurance company or other non-bank entity. Under the Investment Company Act, a guaranty is not deemed to be a security of the guarantor for purposes of satisfying the diversification requirements provided that the securities issued or guaranteed by the guarantor and held by a Portfolio do not exceed 10% of the Portfolio's total assets.

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, each Portfolio may lend its portfolio securities to brokers, dealers and financial institutions provided that outstanding loans do not exceed in the aggregate 33% of the value of the Portfolio's total assets and provided further that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Portfolio can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio.

    Since voting or consent rights which accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. A Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

WARRANTS

    Each Portfolio will not invest more than 5% of its net assets in warrants, nor will it invest more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges or a major foreign exchange. In the application of such limitation, warrants will be valued at the lower of cost or market value, except that warrants acquired by a Portfolio in units or attached to other securities will be deemed to be without value.

ILLIQUID SECURITIES

    The Fund may not invest more than 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to puchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES

    Each Portfolio may invest up to 5% of its total assets in securities of other registered investment companies. Generally, the Portfolios do not intend to invest in such securities. If a Portfolio does invest in securities of other registered investment companies, shareholders of the Portfolio may be subject to duplicate management and advisory fees.

PORTFOLIO TURNOVER

    As a result of the investment policies described above, each Portfolio may engage in a substantial number of portfolio transactions, but each Portfolio's portfolio turnover rate is not expected to exceed 200%. The portfolio turnover rates for the Balanced Portfolio for the fiscal years ended July 31, 1994 and 1995 were 108% and 201%, respectively. The portfolio turnover rates for the Strategy Portfolio for the fiscal years ended July 31, 1994 and 1995 were 96% and 180%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of such portfolio securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by each Portfolio. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a Portfolio. A "majority of the outstanding voting securities of a Portfolio," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    Each Portfolio may not:

     1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or maintenance margin in connection with futures contracts or options thereon is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position, except short sales against-the-box.

     3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Portfolio may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the preference as to shares of a Portfolio in liquidation and as to dividends over all other Portfolios of the Fund with respect to assets specifically allocated to that Portfolio, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase of forward foreign currency exchange contracts and collateral arrangements relating thereto, the purchase and sale of options, financial futures contracts, options on such contracts and collateral arrangements with respect thereto and with respect to interest rate swap transactions and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Portfolio's assets, more than 5% of the total assets of the Portfolio (determined at the time of investment) would then be invested in securities of a single issuer or (ii) more than 25% of the total assets of the Portfolio (determined at the time of investment) would be invested in a single industry. As to utility companies, gas, electric and telephone companies will be considered as separate industries.

     5. Purchase any security if as a result the Portfolio would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Portfolio may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

     7. Buy or sell real estate or interests in real estate, except that it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     8. Buy or sell commodities or commodity contracts, except that it may purchase and sell futures contracts and options thereon. (For purposes of this restriction, a forward foreign currency exchange contract is not deemed to be a commodity or commodity contract.)

     9. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    10. Make investments for the purpose of exercising control or management.

    11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs.

    13. Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Portfolio's total assets).

    In order to comply with certain state "blue sky" restrictions, each Portfolio will not as a matter of operating policy:

     1. Purchase the securities of any one issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of the Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     2. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, or securities of issuers which are restricted as to disposition, if more than 15% of its total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and in equity securities of issuers which are not readily marketable;

     4. Purchase securities which are secured by real estate or securities of companies which invest or deal in real estate unless such securities are readily marketable; and invest in oil, gas and mineral leases; and

     5. Engage in arbitrage transactions.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS

                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                  THE FUND                               DURING PAST 5 YEARS
------------------------------  -----------------------  --------------------------------------------------------------
Edward D. Beach (70)                    Trustee          President and Director of BMC Fund, Inc., a closed-end
c/o Prudential Mutual Fund                                investment company; formerly Vice Chairman of Broyhill
   Management, Inc.                                       Furniture Industries, Inc.; Certified Public Accountant;
One Seaport Plaza                                         Secretary and Treasurer of Broyhill Family Foundation, Inc.;
New York, NY                                              President, Treasurer and Director of First Financial Fund,
                                                          Inc. and The High Yield Plus Fund, Inc.; President and
                                                          Director of Global Utility Fund, Inc.; Director of The Global
                                                          Government Plus Fund, Inc. and The Global Total Return Fund,
                                                          Inc.

Donald D. Lennox (76)                   Trustee          Chairman (since February 1990) and Director (since April 1989)
c/o Prudential Mutual Fund                                of International Imaging Materials, Inc.; Retired Chairman,
   Management, Inc.                                       Chief Executive Officer and Director of Schlegel Corporation
One Seaport Plaza                                         (industrial manufacturing) (March 1987-February 1989);
New York, NY                                              Director of Gleason Corporation, Personal Sound Technologies,
                                                          Inc., The Global Government Plus Fund, Inc. and The High
                                                          Yield Income Fund, Inc.

Douglas H. McCorkindale (56)            Trustee          Vice Chairman, Gannett Co. Inc. (publishing and media) (since
c/o Prudential Mutual Fund                                March 1984); Director of Continental Airlines, Inc., Gannett
   Management, Inc.                                       Co. Inc., Frontier Corporation and The Global Government Plus
One Seaport Plaza                                         Fund, Inc.
New York, NY

Thomas T. Mooney (53)                   Trustee          President of the Greater Rochester Metro Chamber of Commerce;
c/o Prudential Mutual Fund                                formerly Rochester City Manager; Trustee of Center for
   Management, Inc.                                       Governmental Research, Inc.; Director of Blue Cross of
One Seaport Plaza                                         Rochester, Monroe County Water Authority, Rochester Jobs,
New York, NY                                              Inc., Executive Service Corps of Rochester, Monroe County
                                                          Industrial Development Corporation, Northeast Midwest
                                                          Institute, First Financial Fund, Inc., The Global Government
                                                          Plus Fund, Inc., The Global Total Return Fund, Inc. and The
                                                          High Yield Plus Fund, Inc.

*Richard A. Redeker (52)         President and Trustee   President, Chief Executive Officer and Director (since October
One Seaport Plaza                                         1993), Prudential Mutual Fund Management, Inc. (PMF);
New York, NY                                              Executive Vice President, Director and Member of Operating
                                                          Committee (since October 1993), Prudential Securities
                                                          Incorporated (Prudential Securities); Director (since October
                                                          1993) of Prudential Securities Group, Inc.; Executive Vice
                                                          President, The Prudential Investment Corporation (since
                                                          January 1994); Director (since January 1994), Prudential
                                                          Mutual Fund Distributors, Inc. (PMFD) and Director (since
                                                          January 1994), Prudential Mutual Fund Services, Inc. (PMFS);
                                                          formerly Senior Executive Vice President and Director of
                                                          Kemper Financial Services, Inc. (September 1978-September
                                                          1993); President and Director of The Global Government Plus
                                                          Fund, Inc., The Global Total Return Fund, Inc. and The High
                                                          Yield Income Fund, Inc.

------------------------
* "Interested" Trustee, as defined in the investment Company Act, by reason of his affiliation with Prudential Securities and PMF.

                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                  THE FUND                               DURING PAST 5 YEARS
------------------------------  -----------------------  --------------------------------------------------------------
Louis A. Weil, III (54)                 Trustee          Publisher and Chief Executive Officer, Phoenix Newspapers,
c/o Prudential Mutual Fund                                Inc. (since August 1991); Director of Central Newspapers,
   Management, Inc.                                       Inc. (since September 1991); prior thereto, Publisher of Time
One Seaport Plaza                                         Magazine (May 1989-March 1991); formerly President, Publisher
New York, NY                                              and Chief Executive Officer of The Detroit News (February
                                                          1986-August 1989); formerly member of the Advisory Board,
                                                          Chase Manhattan Bank-Westchester; Director of The Global
                                                          Government Plus Fund, Inc.

Robert F. Gunia (48)                Vice President       Chief Administrative Officer (since July 1990), Director
One Seaport Plaza                                         (since January 1989) and Executive Vice President, Treasurer
New York, NY                                              and Chief Financial Officer (since June 1987) of PMF; Senior
                                                          Vice President (since March 1987) of Prudential Securities;
                                                          Executive Vice President, Treasurer, Comptroller and Director
                                                          (since March 1991) of PMFD; Director (since June 1987) of
                                                          PMFS; Vice President and Director (since May 1989) of The
                                                          Asia Pacific Fund, Inc.

Susan C. Cote (40)              Treasurer and Principal  Chief Operating Officer and Managing Director, Prudential
751 Broad Street                     Financial and        Investment Advisors, and Vice President, The Prudential
Newark, NJ                        Accounting Officer      Investment Corporation (since February 1995); Senior Vice
                                                          President (January 1989-January 1995) of PMF; Senior Vice
                                                          President (January 1992-January 1995) and Vice President
                                                          (January 1986-December 1991) of Prudential Securities.

Stephen M. Ungerman (42)          Assistant Treasurer    First Vice President of PMF (since February 1993); prior
One Seaport Plaza                                         thereto, Senior Tax Manager of Price Waterhouse (1981-January
New York, NY                                              1993).
S. Jane Rose (49)                      Secretary         Senior Vice President (since January 1991), Senior Counsel
One Seaport Plaza                                         (since June 1987) and First Vice President (June
New York, NY                                              1987-December 1990) of PMF; Senior Vice President and Senior
                                                          Counsel (since July 1992) of Prudential Securities; formerly
                                                          Vice President and Associate General Counsel of Prudential
                                                          Securities.
Marguerite E. H. Morrison (39)    Assistant Secretary    Vice President and Associate General Counsel (since June 1991)
One Seaport Plaza                                         of PMF; Vice President and Associate General Counsel of
New York, NY                                              Prudential Securities.

    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Lennox and Beach are scheduled to retire on December 31, 1997 and 1999, respectively.

    The Fund pays each of its Trustees who is not an affiliated person of PMF annual compensation of $8,500 in addition to certain out-of-pocket expenses.

    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended July 31, 1995 and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Boards of any other investment companies managed by PMF (Fund Complex) for the calendar year ended December 31, 1994.

                               COMPENSATION TABLE

                                                                                              TOTAL
                                                       PENSION OR                         COMPENSATION
                                                       RETIREMENT                         FROM FUND AND
                                       AGGREGATE    BENEFITS ACCRUED   ESTIMATED ANNUAL   FUND COMPLEX
                                     COMPENSATION    AS PART OF FUND     BENEFITS UPON       PAID TO
NAME AND POSITION                      FROM FUND        EXPENSES          RETIREMENT        TRUSTEES
-----------------------------------  -------------  -----------------  -----------------  -------------
Edward D. Beach--Trustee             $      8,500             None               N/A      $159,000     (20/39)*
Donald D. Lennox--Trustee                   8,500             None               N/A       90,000      (10/13)*
Douglas H. McCorkindale--Trustee            8,500             None               N/A       60,000      (7/10)*
Thomas T. Mooney--Trustee                   8,500             None               N/A      114,000      (15/36)*
Louis A. Weil III--Trustee                  8,500             None               N/A       97,500      (12/15)*

------------------------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

    As of September 15, 1995, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each Portfolio of the Fund. As of September 15, 1995, Prudential Bank & Trust Co. C/F The IRA of Clarence A. Lukeski, P.O. Box 2, Hamlin, PA 18427-0002 and Marvel Food Stores #3 Inc., 429 West Lockeford Street, Lodi, California 95240-2035 were the beneficial owners of 5.3% and 14.9%, respectively, of the Class C outstanding voting securities of the Balanced Portfolio. As of September 15, 1995, Prudential Bank & Trust Co C/F the IRA of Henry W. Anthony, RR1 Box 92, Fryeburg, ME 04037-9709, Steven N. Hendel, 7 Brown Terrace, Cranford, NJ 07016-1501, Prudential Securities C/F Dennis Gushue IRA DTD 12/29/94, P.O. Box 33418, Las Vegas, NV 89133-3418, Prudential Bank & Trust C/F The IRA of Homer R. O'Connor, 2 Front Drive, Little Hocking, OH 45742-9710, James P. Solari Jr. & Jennifer L. Solari Ten Com, 906 9th Street, Lake Charles, LA 70601-6223, and Prudential Securities Inc. FA Allen C. Bellamy, 10610 Hanging Moss Trail, Charlotte, NC 28227, were the beneficial owners of 12.8%, 9.1%, 10%, 7.3%, 5.5% and 6% of the Class C outstanding voting securities of the Strategy Portfolio.

    As of September 15, 1995, Prudential Securities was record holder for other beneficial owners of 3,263,939 Class A shares (or 31% of the outstanding Class A shares) of the Balanced Portfolio and 2,692,525 Class A shares (or 37% of the outstanding Class A shares) of the Strategy Portfolio, 9,232,150 Class B shares (or 29% of the outstanding Class B shares) of the Balanced Portfolio and 10,999,337 Class B shares (or 50% of the outstanding Class B shares) of the Strategy Portfolio and 42,324 Class C shares (or 31% of the outstanding Class C shares) of the Balanced Portfolio and 14,076 Class C shares (or 57% of the outstanding Class C shares) of the Strategy Portfolio. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                                    MANAGER

    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of August 31, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $51 billion. According to the Investment Company Institute, as of December 31, 1994, the Prudential Mutual Funds were the 12th largest family of mutual funds in the United States.

    PMF is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant  to  the  Management  Agreement  with  the  Fund  (the   Management
Agreement), PMF, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolios, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (State Street or the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .65 of 1% of the average daily net assets of each Portfolio. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended July 31, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of a Portfolio's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.

    In connection with its management of the business affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c)  the costs and expenses payable to The Prudential Investment Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the
Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on May 3, 1995 and by shareholders of each Portfolio of the Fund on February 19, 1988.

    For the fiscal year ended July 31, 1995, PMF received management fees of $3,120,574 and $2,370,080 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively. For the fiscal year ended July 31, 1994, PMF received management fees of $2,743,056 and $2,555,883 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively. For the fiscal year ended July 31, 1993, PMF received management fees of $1,837,757 and $2,362,366 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively.

    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services.

    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 3, 1995, and by shareholders of each Portfolio of the Fund on February 19, 1988.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Manager and the Subadviser (The Prudential Investment Corporation) are subsidiaries of Prudential. Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential has been engaged in the insurance business since 1875. In July 1994, INSTITUTIONAL INVESTOR ranked Prudential the second largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1993.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.


                                  DISTRIBUTOR

    Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A shares of the Fund. Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class B and Class C shares of the Fund.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in the Prospectus.

    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 11, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 4, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the NASD maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 4, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 3, 1995. The Class A Plan, as amended, was approved by Class A and Class B shareholders of each Portfolio, and the Class B Plan, as amended, was approved by Class B shareholders of each Portfolio on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares of each Portfolio on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended July 31, 1995, PMFD received payments of $174,385 and $142,549 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively, under the Class A Plan. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended July 31, 1995, PMFD also received approximately $254,000 and $186,000 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively, in initial sales charges.

    CLASS B PLAN. For the fiscal year ended July 31, 1995, Prudential Securities received $4,094,190 and $3,074,388 from the Balanced Portfolio and Strategy Portfolio, respectively, under the Class B Plan and spent approximately the following amounts on behalf of the Portfolios of the Fund:

                            PRINTING AND     COMMISSION                         COMPENSATION        APPROXIMATE
                               MAILING       PAYMENTS TO                        TO PRUSEC FOR       TOTAL AMOUNT
                           PROSPECTUSES TO    FINANCIAL       OVERHEAD           COMMISSION           SPENT BY
                             OTHER THAN      ADVISERS OF        COSTS            PAYMENTS TO       DISTRIBUTOR ON
                               CURRENT       PRUDENTIAL     OF PRUDENTIAL    REPRESENTATIVES AND     BEHALF OF
        PORTFOLIO           SHAREHOLDERS     SECURITIES      SECURITIES*       OTHER EXPENSES*       PORTFOLIO
-------------------------  ---------------   -----------   ---------------   -------------------   --------------
Balanced Portfolio.......      $46,300        $ 713,400       $ 398,600           $1,229,400          $ 2,387,700
Strategy Portfolio.......       48,500          614,400         313,900              325,200            1,302,000

------------------------
* Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the

Prospectus. For the fiscal year ended July 31, 1995, Prudential Securities received approximately $963,500 and $714,000 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively, in contingent deferred sales charges attributable to Class B shares.

    CLASS C PLAN. For the fiscal year ended July 31, 1995, Prudential Securities received $9,153 and $1,692 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively, under the Class C Plan and spent approximately $15,300 and $2,100, respectively, in distributing Class C shares. It is estimated that the latter amount was spent on (i) payments of commissions and account servicing fees to financial advisers ($5,000 and $900, respectively), (ii) payments to Prusec ($3,400 and $200, respectively) and (iii) an allocation of overhead and other branch office distribution related expenses for payments of related expenses ($6,900 and $1,000, respectively). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended July 31, 1995, Prudential Securities received approximately $2,500 and $400 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively, in contingent deferred sales charges attributable to Class C shares.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Portfolios by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. Each Distribution Agreement was last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 3, 1995.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a Portfolio of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 3, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and options on securities and futures for each Portfolio of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The policy of the Manager is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Portfolios' ability to pursue their present investment objectives. However, in the future in other circumstances, the Portfolios may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Portfolio unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Portfolios during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    Transactions  in  options  by  the  Fund  will  be  subject  to  limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The table below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three years ended July 31, 1995:

                                                                                   FISCAL        FISCAL        FISCAL
                                                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                                  JULY 31,      JULY 31,      JULY 31,
                                                                                    1995          1994          1993
                                                                                ------------  ------------  ------------
Total brokerage commissions paid by the Fund..................................  $  1,810,839   $  906,929    $  714,203
Total brokerage commissions paid to Prudential
 Securities...................................................................  $    106,448   $   49,834    $   38,171
Percentage of total brokerage commissions paid to Prudential
 Securities...................................................................          5.9%         5.5%          5.3%

    The Fund effected approximately 7.7% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended July 31, 1995. Of the total brokerage commissions paid during such period,

$735,333 and $745,713 (or 78.3% and 85.5%), respectively, were paid to firms which provide research, statistical or other services to PMF on behalf of the Balanced Portfolio and Strategy Portfolio, respectively. PMF has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of each Portfolio of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class of shares represents an interest in the same portfolio of investments of each Portfolio of the Fund and has the same rights, except that
(i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights with respect to its plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and (iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B* and Class C* shares of the Fund are sold at net asset value. Using each Portfolio's net asset value at July 31, 1995, the maximum offering price of the Fund's shares is as follows:


                                                               BALANCED       STRATEGY
                                                               PORTFOLIO     PORTFOLIO
                                                               ---------      -------
CLASS A
  Net asset value and redemption price per Class A share.....   $12.04         $    12.48
  Maximum sales charge (5% of offering price)................      .63                .66
                                                               ---------           ------
  Maximum offering price to public...........................   $12.67         $    13.14
                                                               ---------           ------
                                                               ---------           ------
CLASS B
  Net asset value, offering price and redemption price to
    public per Class B share*................................   $12.00         $    12.41
                                                               ---------           ------
                                                               ---------           ------
CLASS C
  Net asset value, offering price and redemption price to
    public per Class C share*................................   $12.00         $    12.41
                                                               ---------           ------
                                                               ---------           ------

------------------------
*  Class B and Class C shares are  subject to a contingent deferred sales charge
  on  certain  redemptions.   See  "Shareholder   Guide--  How   to  Sell   Your
  Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

    (g) one or more employee benefits plans of a company controlled by an individual; and

    (h) (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Portfolio and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Portfolio and shares of other Prudential Mutual Funds. All shares of each Portfolio and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants any retirement or group plans.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of a Portfolio pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                 REQUIRED DOCUMENTATION
Death                              A   copy  of   the  shareholder's  death
                                   certificate or, in the case of a  trust,
                                   a    copy   of   the   grantor's   death
                                   certificate, plus  a copy  of the  trust
                                   agreement identifying the grantor.
Disability   -  An  individual     A   copy   of   the   Social    Security
will be considered disabled if     Administration  award letter or a letter
he or she is unable to  engage     from  a  physician  on  the  physician's
in  any  substantial   gainful     letterhead  stating that the shareholder
activity  by  reason  of   any     (or,   in  the  case  of  a  trust,  the
medically determinable             grantor) is  permanently  disabled.  The
physical  or mental impairment     letter must  also indicate  the date  of
which   can  be   expected  to     disability.
result in  death or  to be  of
long-continued  and indefinite
duration.
Distribution from  an  IRA  or     A copy of the distribution form from the
403(b) Custodial Account           custodial  firm indicating  (i) the date
                                   of birth  of  the shareholder  and  (ii)
                                   that  the shareholder is over age 59 1/2
                                   and is taking a normal
                                   distribution--signed by the shareholder.
Distribution  from  Retirement     A    letter    signed   by    the   plan
Plan                               administrator/trustee   indicating   the
                                   reason for the distribution.
Excess Contributions               A  letter from  the shareholder  (for an
                                   IRA) or the plan administrator/  trustee
                                   on  company  letterhead  indicating  the
                                   amount of the excess and whether or  not
                                   taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a Portfolio purchased prior to August 1, 1994 if, immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Portfolio owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Portfolio and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Portfolio following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                         CONTINGENT DEFERRED SALES CHARGE
                                        AS A PERCENTAGE OF DOLLARS INVESTED
                                              OR REDEMPTION PROCEEDS
                                      ---------------------------------------
YEAR SINCE PURCHASE                                               OVER $1
PAYMENT MADE                          $500,001 TO $1 MILLION      MILLION
-----------------------------------   ----------------------   --------------
First..............................            3.0%                 2.0%
Second.............................            2.0%                 1.0%
Third..............................            1.0%                   0%
Fourth and thereafter..............             0%                    0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of any Portfolio, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Portfolio. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholders will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    Each Portfolio of the Fund makes available to its shareholders the privilege of exchanging their shares for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Portfolio. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of a Portfolio may exchange their Class A shares for Class A shares of another Portfolio, shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The following  money  market  funds  participate in  the  Class  A  Exchange
Privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets
       Prudential Tax-Free Money Fund

    CLASS B AND CLASS C. Shareholders of each Portfolio may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of another Portfolio, shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of each Portfolio may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of each Portfolio, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:         $100,000     $150,000     $200,000     $250,000
--------------------------  -----------  -----------  -----------  -----------
25 Years..................   $     110    $     165    $     220    $     275
20 Years..................         176          264          352          440
15 Years..................         296          444          592          740
10 Years..................         555          833        1,110        1,388
5 Years...................       1,371        2,057        2,742        3,428

See "Automatic Savings Accumulation Plan."

------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Portfolio monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Portfolio. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-- How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNT. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)
          CONTRIBUTIONS                          PERSONAL
          MADE OVER:                             SAVINGS        IRA
          ----------------------------------     --------     --------
          10 years..........................     $ 26,165     $ 31,291
          15 years..........................       44,675       58,649
          20 years..........................       68,109       98,846
          25 years..........................       97,780      157,909
          30 years..........................      135,346      244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of either Portfolio of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund (or a portfolio of the Fund) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market maker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market maker. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Trustees.

    Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Portfolio's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

    Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                                     TAXES

    For federal tax purposes, each Portfolio is treated as a separate taxable entity. Each Portfolio of the Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Portfolio (but not its shareholders) from paying federal tax on income, which is distributed to shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains, and permits net capital gains of the Portfolio (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Portfolio are held. Net capital gains of a Portfolio which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of that Portfolio.

    Qualification of a Portfolio as a regulated investment company requires, among other things, that (a) at least 90% of the Portfolio's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of securities, futures contracts or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Portfolio derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in foreign securities); and
(c) the Portfolio diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the assets of the Portfolio and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

    Gains or losses on sales of securities by each Portfolio of the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Portfolio acquires a put or writes a call thereon or makes a short sale against-the-box. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as "Section 1256 contracts"). If an option written by a Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will generally realize short-term capital gain or loss. If securities are sold by the Portfolio pursuant to the exercise of a call option written by it, the Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased. Certain transactions of a Portfolio may be subject to wash sale, short sale, straddle and anti-conversion provisions of the Internal Revenue Code. In addition, debt securities acquired by the Portfolios may be subject to original issue discount and market discount rules.

    Special rules will apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Portfolios may invest. See "Investment Objectives and Policies." These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of each Portfolio's taxable year; that is, treated as having been sold at market value. Except with respect to forward foreign currency exchange contracts, 60 percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. The Portfolios' ability to invest in forward foreign currency exchange contracts, options on equity securities and on stock indices, futures contracts and options thereon may be affected by the 30% limitation on gains derived from securities held less than three months, discussed above.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Portfolio shares.

    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable Portfolio of the Fund on the reinvestment date.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of any Portfolio of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Each Portfolio of the Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Portfolio is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Portfolio must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Portfolio will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Portfolio pays income tax is treated as distributed.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. Each Portfolio of the Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.
    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

    Where: P = a hypothetical initial payment of $1000.
           T = average annual total return.
           n = number of years.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.
    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return for the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended July 31, 1995 was 7.98%, 9.87% and 10.17% for the Balanced Portfolio and 8.25%, 9.35% and 9.56%
for the Strategy Portfolio, respectively. The average annual total return for the Class B shares for the one and five year and since inception (September 15, 1987) periods ended July 31, 1995 was 7.79%, 10.02% and 8.53% for the Balanced Portfolio and 8.05%, 9.47% and 8.43% for the Strategy Portfolio, respectively. The average annual total return for the Class C shares for the one year period ended July 31, 1995 was 11.53% and 11.80% for the Balanced Portfolio and the Strategy Portfolio, respectively.

    AGGREGATE TOTAL RETURN. Each Portfolio may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in a Portfolio of the Fund and is computed according to the following formula:
                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended July 31, 1995 was 13.67%, 18.51% and 79.62% for the Balanced Portfolio and 13.95%, 64.60% and 74.19% for the Strategy Portfolio, respectively. The aggregate total return for Class B shares for the one and five year and since inception (September 15, 1987)
periods ended July 31, 1995 was 12.79%, 62.22% and 90.57% for the Balanced Portfolio and 13.05%, 58.18% and 89.18% for the Strategy Portfolio, respectively. The aggregate total return for Class C shares for the one year period ended July 31, 1995 was 12.49% and 12.75% for the Balanced Portfolio and the Strategy Portfolio, respectively.

    YIELD. A Portfolio of the Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. This yield will be computed by dividing the Portfolio's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in a Portfolio will actually yield for any given period.

    The 30-day yields for the period ended July 31, 1995 were 1.93% and 2.14% for the Class A shares of the Balanced Portfolio and the Strategy Portfolio, respectively; and 1.29% and 1.51% for the Class B shares of the Balanced Portfolio and the Strategy Portfolio, respectively; and 1.35% and 1.52% for the Class C shares of the Balanced Portfolio and the Strategy Portfolio, respectively.

    From time to time, the performance of the Portfolios may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

                               [GRAPH]

(1) Source: Ibbotson Associates. "Stocks, Bonds, Bills and Inflation--1993 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund.

                        ORGANIZATION AND CAPITALIZATION

    The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under
Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable for the obligations of the Fund, which is not the case with a corporation. The Fund believes that this risk is not material. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Massachusetts counsel for the Fund has advised the Fund that no personal liability with respect to contract obligations will attach to the shareholders under any undertaking containing such provisions when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the appropriate Portfolio of the Fund. The Trustees intend to conduct the operations of the Fund in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate Portfolio for satisfaction of claims arising in connection with the affairs of the Fund or of the particular Portfolio of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    The Fund does not intend to hold annual meetings of shareholders.

    The Fund and each Portfolio thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in separate Portfolios and divided into separate classes. Each Portfolio of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any Portfolio issued and outstanding are fully paid and nonassessable by the Fund. Each share of each Portfolio represents an equal proportionate interest in that Portfolio with each other share of that Portfolio. The assets of the Fund received for the issue or sale of the shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of that Portfolio, are specially allocated to the Portfolio and constitute the underlying assets of the Portfolio. The underlying assets of each Portfolio are segregated on the books of account and are to be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a Portfolio be used to meet liabilities that are not otherwise properly chargeable to it. Expenses with respect to any two or more Portfolios are to be allocated in proportion to the asset value of the respective Portfolio except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given Portfolio or which are general. Upon redemption of shares of a Portfolio of the Fund, the shareholder will receive proceeds solely of the assets of such Portfolio. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any Portfolio are entitled to receive as a class the underlying assets of that Portfolio available for distribution to shareholders.

    Shares of the Fund entitle their holders to one vote per share. Matters will be acted upon by the vote of the shareholders of each Portfolio separately, except to the extent otherwise provided in the Investment Company Act. A change in the investment objective or investment restrictions for a Portfolio would be voted upon only by shareholders of the Portfolio involved. In addition, approval of the investment advisory agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of a Portfolio is effective as to that Portfolio whether or not enough votes are received from the shareholders of the other Portfolio to approve the proposal as to that Portfolio.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.

    The Trustees have the power to alter the number and the terms of office of the Trustees and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that at all times at least a majority of the Trustees has been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

 CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended July 31, 1995, the Fund incurred fees of approximately $1,396,000 ($711,000--Balanced Portfolio and $685,000--Strategy Portfolio) for the services of PMFS.

    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                BALANCED PORTFOLIO*
------------------------------------------------------------
------------------------------------------------------------

Shares           Description                              Value (Note 1)
-------------------------------------------------------------------------
LONG-TERM INVESTMENTS--86.1%
COMMON STOCKS--55.0%
--------------------------------------------------------------------------
Aerospace/Defense--1.1%
    60,000   Boeing Co.                              $   4,020,000
   116,400   Gencorp, Inc.                               1,353,150
                                                     -------------
                                                         5,373,150
------------------------------------------------------------
Automotive--0.8%
   150,000   Ford Motor Co.                              4,331,250
------------------------------------------------------------
Chemicals--0.9%
   140,000   Agrium Inc. (Canada)                        4,869,964
------------------------------------------------------------
Computer & Related Equipment--9.5%
   135,000   Bay Networks*                               6,058,125
    80,000   Cisco Systems, Inc.*                        4,450,000
    50,000   Compaq Computer Corp.*                      2,537,500
   222,000   EMC Corp.*                                  5,078,250
   100,000   Intel Corp.                                 6,500,000
    85,000   Motorola, Inc.                              6,513,125
   172,500   Network Express, Inc.*                      3,212,812
   117,800   Quad Systems Corp.*                         1,060,200
   130,000   Seagate Technology*                         5,768,750
   160,000   Sun Microsystems, Inc.*                     7,700,000
                                                     -------------
                                                        48,878,762
------------------------------------------------------------
Consumer Products--0.6%
   158,500   Whitman Corp.                               3,090,750
------------------------------------------------------------
Containers & Packaging--0.7%
   160,000   Stone Container Corp.*                      3,460,000
------------------------------------------------------------
Drugs & Health Care--5.3%
   100,000   Columbia Healthcare Corp.                   4,900,000
   100,000   Forest Laboratories, Inc.*                  4,437,500
    35,000   Johnson & Johnson Co.                       2,511,250
   119,800   Physician Corp. of America*                 1,957,981
    70,000   St. Jude Medical, Inc.                  $   3,832,500
    50,100   Tenet Healthcare Corp.                        764,025
   133,800   U.S. HealthCare, Inc.                       4,231,425
   117,400   Ventritex, Inc.*                            1,871,063
    50,000   Zeneca Group PLC (United Kingdom)           2,668,750
                                                     -------------
                                                        27,174,494
------------------------------------------------------------
Electronics--5.4%
    25,300   ADT Ltd.*                                     303,600
    35,000   Applied Materials, Inc.*                    3,622,500
    77,000   Integrated Device Technology, Inc.*         4,822,125
    51,000   KLA Instruments Corp.*                      4,424,250
    60,000   Loral Corp.                                 3,360,000
    43,700   MEMC Electronic Materials, Inc.*            1,316,463
    98,400   Tencor Instruments*                         4,329,600
   185,500   VLSI Technology, Inc.*                      5,495,437
                                                     -------------
                                                        27,673,975
------------------------------------------------------------
Financial Services--6.5%
   138,800   Ahmanson (H.F.) & Co.                       3,105,650
    70,000   Citicorp                                    4,366,250
   124,500   Dean Witter Discover & Co.                  6,287,250
    60,900   Federal National Mortgage Association       5,701,762
    85,000   NationsBank Corp.                           4,770,625
    47,300   Republic New York Corp.                     2,648,800
   130,000   Salomon, Inc.                               4,793,750
   166,600   Western National Corp.                      1,978,375
                                                     -------------
                                                        33,652,462
------------------------------------------------------------
Home Improvements--1.2%
   115,000   Owens-Corning Fiberglass*                   4,513,750
   119,400   Ply Gem Industries, Inc.                    1,850,700
                                                     -------------
                                                         6,364,450
------------------------------------------------------------
Hotels & Leisure--0.6%
   144,700   Carnival Corp.                              3,273,838

--------------------------------------------------------------------------------
*See Note 8.
 See Notes to Financial Statements.

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                BALANCED PORTFOLIO*
------------------------------------------------------------
------------------------------------------------------------

Shares           Description                     Value (Note 1)
--------------------------------------------------------------
Insurance--6.1%
    35,400   Berkley (W. R.) Corp.                   $   1,358,475
    26,900   Chubb Corp.                                 2,243,702
    57,300   Emphesys Financial Group, Inc.              1,640,213
   210,000   Equitable Cos., Inc.                        4,698,750
    90,000   Equitable of Iowa Cos.                      2,925,000
    75,800   PMI Group Inc.                              3,524,700
   163,600   SunAmerica, Inc.                            9,366,100
   119,400   Travelers Corp.                             5,656,575
                                                     -------------
                                                        31,413,515
------------------------------------------------------------
Machinery & Equipment--0.9%
    44,100   Regal Beloit Corp.                            904,050
   225,000   Smith International, Inc.*                  3,825,000
                                                     -------------
                                                         4,729,050
------------------------------------------------------------
Mining--0.7%
   300,000   Santa Fe Pacific Gold Corp.*                3,750,000
------------------------------------------------------------
Oil & Gas--3.3%
   106,200   Cabot Corp.                                 1,486,800
   148,000   Mesa, Inc.*                                   629,000
   187,300   Noble Drilling Corp.*                       1,217,450
   157,300   Oryx Energy Co.                             2,261,187
    44,700   Parker & Parsley Petroleum Co.                866,063
   143,600   Repsol S.A. (ADR) (Spain)                   4,792,650
    89,000   Seagull Energy Corp.*                       1,590,875
   222,000   YPF Sociedad Anonima (ADS)
               (Argentina)                               3,857,250
                                                     -------------
                                                        16,701,275
------------------------------------------------------------
Petroleum Services--2.2%
   230,000   BJ Services Corp.*                          5,721,250
    75,000   Exxon Corp.                                 5,437,500
                                                     -------------
                                                        11,158,750
Realty Investment Trust--0.3%
    92,200   Manufactured Home Community, Inc.       $   1,463,675
------------------------------------------------------------
Retail--1.0%
   152,700   Caldor Corp.*                               2,080,538
   106,000   Dillard Department Stores, Inc.             3,286,000
                                                     -------------
                                                         5,366,538
------------------------------------------------------------
Software--2.5%
   121,600   Baan Company N.V.* (Netherlands)            4,058,400
    60,000   Computer Associates International,
               Inc.                                      4,402,500
    50,000   Microsoft Corp.*                            4,525,000
                                                     -------------
                                                        12,985,900
------------------------------------------------------------
Steel & Metals--0.9%
   150,000   National Steel Corp.*                       2,400,000
    70,000   Trinity Industries, Inc.                    2,345,000
                                                     -------------
                                                         4,745,000
------------------------------------------------------------
Telecommunications--2.4%
    62,100   AirTouch Communications*                    1,956,150
   200,000   NEXTEL Communications, Inc.*                3,875,000
   152,800   Tele-Communications, Inc.*                  3,820,000
    75,000   Telefonos de Mexico, Series A (ADR)
               (Mexico)                                  2,475,000
                                                     -------------
                                                        12,126,150
------------------------------------------------------------
Textiles--1.0%
   220,000   Fruit of the Loom, Inc.*                    5,087,500
------------------------------------------------------------
Tobacco--1.1%
   200,000   RJR Nabisco Holdings Corp.                  5,525,000
                                                     -------------
             Total common stocks (cost
               $245,361,408)                           283,195,448

--------------------------------------------------------------------------------
                                             *See Note 8.
                                              See Notes to Financial Statements.

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                BALANCED PORTFOLIO*
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)             Description                 Value (Note 1)
--------------------------------------------------------------------------
DEBT OBLIGATIONS--31.1%
CORPORATE BONDS--6.6%
------------------------------------------------------------
Electronics--0.4%
                       Westinghouse Electric Corp.,
Ba1           $  2,500    6.875%, 9/1/03               $  2,280,825
------------------------------------------------------------
Financial Services--2.3%
                          Associates Corp. of North
                            America,
Aa3                750    6.875%, 1/15/97                   756,172
Aa3                200    8.375%, 1/15/98, Sr. Note,        208,290
                          Financiera Energetica
                            Nacional (Columbia)
BBB-#              900    6.625%, 12/13/96                  893,250
                          First Union Corp., Sub.
                            Note,
A3               1,000    9.45%, 6/15/99                  1,082,240
                          Ford Motor Credit Co.,
A1               5,000    7.75%, 3/15/05                  5,212,800
                          Kansallis-Osake-Pankki
                            Bank, (Finland)
A3               1,000    6.125%, 5/15/98                   989,850
Ba1              1,000    8.65%, 12/29/49                 1,042,500
                          PT Alatief Freeport
                            Finance, Sr. Note,
                            (Netherlands)
Ba2              1,400    9.75%, 4/15/01                  1,414,000
                                                       ------------
                                                         11,599,102
------------------------------------------------------------
Food & Beverage--0.1%
                          Coca Cola Enterprises,
                            Inc.,
A3                 500    6.50%, 11/15/97                   502,995
------------------------------------------------------------
Media--0.3%
                          Grupo Televisa, Sa De
                            Euro, (MTN) (Mexico)
Ba2              1,400    10.00%, 11/9/97                 1,317,750
Oil & Gas--0.2%
                          Arkla, Inc., (MTN)
Ba1           $  1,000    9.30%, 1/15/98               $  1,038,270
------------------------------------------------------------
Petroleum Services--0.2%
                          Empresa De Petroleos,
                            (Columbia)
BBB-#            1,000    7.25%, 7/8/98                     980,000
------------------------------------------------------------
Retail--1.0%
                          K Mart Corp.,
Baa1             5,000    8.125%, 12/1/06                 5,084,650
------------------------------------------------------------
Shipping--0.2%
                          Compania SudAmericana
                            De Vapores, (Chile)
BBB-#            1,100    7.375%, 12/8/03                 1,039,500
------------------------------------------------------------
Tobacco--0.9%
                          RJR Nabisco, Inc.,
Baa3             5,000    7.625%, 9/15/03                 4,872,600
------------------------------------------------------------
Tourism/Resorts--1.0%
                          Royal Caribbean Cruises
                            Ltd.,
Baa3             5,000    8.25%, 4/1/05                   5,187,750
                                                       ------------
                          Total corporate bonds
                            (cost $33,379,339)           33,903,442
------------------------------------------------------------
SOVEREIGN BONDS--0.2%
------------------------------------------------------------
                          United Mexican States,
                            (Mexico)
Ba2              1,225    8.50%, 9/15/02
                            (cost $1,122,069)             1,022,875

--------------------------------------------------------------------------------
*See Note 8.
 See Notes to Financial Statements.

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                BALANCED PORTFOLIO*
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description          Value  (Note 1)
--------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--24.3%
                          United States Treasury
                            Bonds,
              $ 30,000    7.625%, 2/15/25              $ 32,901,600
                          United States Treasury
                            Notes,
                40,000    6.125%, 7/31/00                39,943,600
                20,000    6.50%, 5/15/05                 20,090,600
                30,100    7.50%, 2/15/05                 32,263,287
                                                       ------------
                          Total U. S. government
                            securities
                            (cost $124,551,018)         125,199,087
                                                       ------------
                          Total debt obligations
                            (cost $159,052,426)         160,125,404
                                                       ------------
                          Total long-term
                            investments (cost
                            $404,413,834)               443,320,852
                                                       ------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--12.6%
CORPORATE NOTES--0.9%
------------------------------------------------------------
                          Cemex S.A., (Mexico)
NR                 750    6.25%, 10/25/95                   765,000
                          Grupo Condumex S.A. de
                            C.V., (Mexico) (MTN)
NR                 400    6.25%, 7/27/96                    372,000
                          Union Bank Finland, Ltd.,
                            (Finland)
A2               2,600    5.25%, 6/15/96                  2,569,788
                          Westinghouse Credit Corp.,
                            (MTN)
Ba1           $    400    8.75%, 6/3/96                $    406,144
                          Westinghouse Electric
                            Corp.,
Ba1                450    8.70%, 6/20/96                    457,196
                                                       ------------
                          Total corporate notes
                            (cost $4,651,369)             4,570,128
------------------------------------------------------------
REPURCHASE AGREEMENT--11.7%
                60,491    Joint Repurchase Agreement
                            Account,
                            5.82%, 8/1/95, (Note 5)      60,491,000
                                                       ------------
                          Total short-term
                            investments (cost
                            $65,142,369)                 65,061,128
------------------------------------------------------------
Total Investments--98.7%
                          (cost $469,556,203; Note
                            4)                          508,381,980
                          Other assets in excess of
                            liabilities--1.3%             6,783,070
                                                       ------------
                          Net Assets--100%             $515,165,050
                                                       ------------
                                                       ------------

---------------
* Non-income producing security.
# S&P rating.
ADR--American Depository Receipt.
ADS--American Depository Shares.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                             *See Note 8.
                                              See Notes to Financial Statements.

                                                     PRUDENTIAL ALLOCATION FUND
Statement of Assets and Liabilities                         BALANCED PORTFOLIO*
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1995
Investments, at value (cost $469,556,203)....................................................................      $508,381,980
Receivable for investments sold..............................................................................        22,637,791
Receivable for Fund shares sold..............................................................................         5,289,720
Dividends and interest receivable............................................................................         3,431,481
Deferred expenses............................................................................................            10,579
                                                                                                                   ------------
   Total assets..............................................................................................       539,751,551
                                                                                                                   ------------
Liabilities
Bank overdraft...............................................................................................             8,566
Payable for investments purchased............................................................................        23,092,390
Payable for Fund shares reacquired...........................................................................           656,792
Distribution fee payable.....................................................................................           356,645
Management fee payable.......................................................................................           280,037
Accrued expenses.............................................................................................           192,071
                                                                                                                   ------------
   Total liabilities.........................................................................................        24,586,501
                                                                                                                   ------------
Net Assets...................................................................................................      $515,165,050
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    429,002
   Paid-in capital in excess of par..........................................................................       454,815,020
                                                                                                                   ------------
                                                                                                                    455,244,022
   Undistributed net investment income.......................................................................         1,914,605
   Accumulated net realized gain on investments..............................................................        19,180,646
   Net unrealized appreciation on investments................................................................        38,825,777
                                                                                                                   ------------
Net Assets, July 31, 1995....................................................................................      $515,165,050
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($119,828,557 / 9,951,069 shares of beneficial interest issued and outstanding)........................            $12.04
   Maximum sales charge (5% of offering price)...............................................................               .63
                                                                                                                   ------------
   Maximum offering price to public..........................................................................            $12.67
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($392,290,710 / 32,695,277 shares of beneficial interest issued and outstanding).......................            $12.00
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($3,045,783 / 253,825 shares of beneficial interest issued and outstanding)............................            $12.00
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
*See Note 8.
 See Notes to Financial Statements.

PRUDENTIAL ALLOCATION FUND
BALANCED PORTFOLIO*
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                             July 31, 1995
Income
   Interest                                        $ 16,851,017
   Dividends (net of foreign withholding taxes
      of $67,443)..............................       3,714,618
                                                  -------------
      Total income.............................      20,565,635
                                                  -------------
Expenses
   Distribution fee--Class A...................         174,385
   Distribution fee--Class B...................       4,094,190
   Distribution fee--Class C...................           9,153
   Management fee..............................       3,120,574
   Transfer agent's fees and expenses..........         972,000
   Reports to shareholders.....................         264,000
   Custodian's fees and expenses...............         159,000
   Registration fees...........................          71,000
   Legal fees..................................          26,000
   Trustees' fees and expenses.................          22,300
   Audit fee and expenses......................          16,500
   Insurance...................................          13,700
   Miscellaneous...............................           6,282
                                                  -------------
      Total expenses...........................       8,949,084
                                                  -------------
Net investment income..........................      11,616,551
                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions.....................      24,868,871
   Foreign currency transactions...............         (13,031)
                                                  -------------
                                                     24,855,840
Net change in unrealized appreciation on
   investments.................................      21,889,387
                                                  -------------
Net gain on investments........................      46,745,227
                                                  -------------
Net Increase in Net Assets Resulting
from Operations................................    $ 58,361,778
                                                  -------------
                                                  -------------

PRUDENTIAL ALLOCATION FUND
BALANCED PORTFOLIO*
Statement of Changes in Net Assets

Increase (Decrease)                     Year Ended July 31,
in Net Assets                          1995             1994
Operations
   Net investment income.........  $  11,616,551    $  8,998,851
   Net realized gain on
      investments and foreign
      currency transactions......     24,855,840       8,854,437
   Net change in unrealized
      appreciation (depreciation)
      of investments.............     21,889,387     (13,575,563)
                                   -------------    ------------
   Net increase in net assets
      resulting from
      operations.................     58,361,778       4,277,725
                                   -------------    ------------
Net equalization credits
   (debits)......................       (108,882)      1,077,644
                                   -------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A....................     (2,234,935)       (970,829)
      Class B....................     (9,204,130)     (9,728,864)
      Class C....................        (21,646)             --
                                   -------------    ------------
                                     (11,460,711)    (10,699,693)
                                   -------------    ------------
   Distributions to shareholders
      from net realized gains on
      investment transactions
      Class A....................       (701,041)     (1,247,471)
      Class B....................     (7,720,336)    (16,812,829)
      Class C....................        (13,746)             --
                                   -------------    ------------
                                      (8,435,123)    (18,060,300)
                                   -------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed.................    177,082,017     216,417,990
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions..........     18,598,887      26,617,480
   Cost of shares reacquired.....   (201,993,090)    (80,947,022)
                                   -------------    ------------
   Net increase (decrease) in net
      assets from Fund shares
      transactions...............     (6,312,186)    162,088,448
                                   -------------    ------------
Total increase...................     32,044,876     138,683,824
Net Assets
Beginning of year................    483,120,174     344,436,350
                                   -------------    ------------
End of year......................  $ 515,165,050    $483,120,174
                                   -------------    ------------
                                   -------------    ------------

--------------------------------------------------------------------------------
                                             *See Note 8.
                                              See Notes to Financial Statements.

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                 STRATEGY PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Shares        Description                              Value (Note 1)
 -----------------------------------------------------------------
LONG-TERM INVESTMENTS--89.2%
COMMON STOCKS--60.1%
------------------------------------------------------------------
Aerospace/Defense--0.9%
    51,000   Boeing Co.                              $   3,417,000
------------------------------------------------------------
Automotive--1.1%
   140,000   Ford Motor Co.                              4,042,500
------------------------------------------------------------
Chemicals--1.3%
   130,000   Agrium Inc. (Canada)                        4,522,110
------------------------------------------------------------
Computer & Related Equipment--10.1%
   100,000   Bay Networks*                               4,487,500
    70,000   Cisco Systems, Inc.*                        3,893,750
    45,000   Compaq Computer Corp.*                      2,283,750
   164,000   EMC Corp.*                                  3,751,500
    75,000   Intel Corp.                                 4,875,000
    65,000   Motorola, Inc.                              4,980,625
   135,500   Network Express, Inc.*                      2,523,687
    94,200   Quad Systems Corp.*                           847,800
    72,000   Seagate Technology*                         3,195,000
   130,000   Sun Microsystems, Inc.*                     6,256,250
                                                     -------------
                                                        37,094,862
------------------------------------------------------------
Containers & Packaging--0.8%
   140,000   Stone Container Corp.*                      3,027,500
------------------------------------------------------------
Drugs & Health Care--6.3%
    86,000   Columbia Healthcare Corp.                   4,214,000
    90,000   Forest Laboratories, Inc.*                  3,993,750
    63,900   Health Care & Retirement Corp.*             2,044,800
    27,500   Johnson & Johnson Co.                       1,973,125
   102,100   Physician Corp. of America*                 1,668,697
    64,700   St. Jude Medical, Inc.                      3,542,325
    21,600   Tenet Healthcare Corp.                        329,400
   113,500   U.S. HealthCare, Inc.                   $   3,589,437
   102,900   Ventritex, Inc.*                            1,639,969
                                                     -------------
                                                        22,995,503
------------------------------------------------------------
Electronics--6.3%
    29,000   ADT Ltd.*                                     348,000
    25,000   Applied Materials, Inc.*                    2,587,500
    40,000   General Electric Co.                        2,360,000
    59,000   Integrated Device Technology, Inc.*         3,694,875
    40,000   KLA Instruments Corp.*                      3,470,000
    30,100   Loral Corp.                                 1,685,600
    34,100   MEMC Electronic Materials, Inc.*            1,027,262
    79,300   Tencor Instruments*                         3,489,200
   145,000   VLSI Technology, Inc.*                      4,295,625
                                                     -------------
                                                        22,958,062
------------------------------------------------------------
Financial Services--7.4%
   121,300   Ahmanson ( H.F.) & Co.                      2,714,088
    70,000   Citicorp                                    4,366,250
    88,300   Dean Witter Discover & Co.                  4,459,150
    54,100   Federal National Mortgage Assn.             5,065,112
    75,000   NationsBank Corp.                           4,209,375
    43,200   Republic New York Corp.                     2,419,200
   105,000   Salomon, Inc.                               3,871,875
                                                     -------------
                                                        27,105,050
------------------------------------------------------------
Home Improvements--0.9%
    65,000   Owens-Corning Fiberglass*                   2,551,250
    50,000   Ply Gem Industries, Inc.                      775,000
                                                     -------------
                                                         3,326,250
------------------------------------------------------------
Hotels & Leisure--1.1%
   179,800   Carnival Corp.                              4,067,975

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                 STRATEGY PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Shares           Description                       Value (Note 1)
----------------------------------------------------------------
Information Services--0.5%
    59,900   American Business Information, Inc.*    $   1,849,413
------------------------------------------------------------
Insurance--5.7%
    10,200   Berkley (W. R.) Corp.                         391,425
    21,400   Chubb Corp.                                 1,784,953
   160,000   Equitable Cos., Inc.                        3,580,000
    65,700   PMI Group, Inc.                             3,055,050
   135,400   SunAmerica, Inc.                            7,751,650
    89,700   Travelers Corp.                             4,249,537
                                                     -------------
                                                        20,812,615
------------------------------------------------------------
Mining--1.0%
   300,000   Santa Fe Pacific Gold Corp.*                3,750,000
------------------------------------------------------------
Oil & Gas--2.7%
   105,900   Mesa, Inc.*                                   450,075
   159,000   Noble Drilling Corp.*                       1,033,500
   118,900   Repsol S.A. (ADR) (Spain)                   3,968,287
    52,400   Seagull Energy Corp.*                         936,650
   190,000   YPF Sociedad Anonima (ADS)
               (Argentina)                               3,301,250
                                                     -------------
                                                         9,689,762
------------------------------------------------------------
Petroleum Services--3.5%
   176,000   BJ Services Corp.*                          4,378,000
    70,000   Exxon Corp.                                 5,075,000
   200,000   Smith International, Inc.*                  3,400,000
                                                     -------------
                                                        12,853,000
------------------------------------------------------------
Realty Investment Trust--0.4%
    97,300   Manufactured Home Community, Inc.           1,544,638
Retail--1.3%
   132,100   Caldor Corp.*                           $   1,799,863
    93,000   Dillard Department Stores, Inc.             2,883,000
                                                     -------------
                                                         4,682,863
------------------------------------------------------------
Software--2.9%
    97,700   Baan Company* (Netherlands)                 3,260,738
    50,000   Computer Associates International,
               Inc.                                      3,668,750
    42,000   Microsoft Corp.*                            3,801,000
                                                     -------------
                                                        10,730,488
------------------------------------------------------------
Steel--1.2%
   150,000   National Steel Corp.*                       2,400,000
    60,000   Trinity Industries, Inc.                    2,010,000
                                                     -------------
                                                         4,410,000
------------------------------------------------------------
Telecommunications--2.3%
    58,500   AirTouch Communications*                    1,842,750
   150,000   NEXTEL Communications, Inc.*                2,906,250
    52,779   Tele-Communications, Inc.*                  1,319,475
    75,000   Telefonos de Mexico, Series A (ADR)
               (Mexico)                                  2,475,000
                                                     -------------
                                                         8,543,475
------------------------------------------------------------
Textiles--1.3%
   200,000   Fruit of the Loom, Inc.*                    4,625,000
------------------------------------------------------------
Tobacco--1.1%
   150,000   RJR Nabisco Holdings Corp.                  4,143,750
                                                     -------------
             Total common stocks (cost
               $185,945,464)                           220,191,816

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                                     PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1995                 STRATEGY PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

              Principal
              Amount
              (000)      Description                 Value (Note 1)
---------------------------------------------------------------------
DEBT OBLIGATIONS--29.1%
SOVEREIGN BONDS--3.3%
                          Argentina Gov't. Bond,
                            (Argentina)
              $ 13,950    Zero Coupon, 9/1/97          $  6,856,188
                          German Government Bonds,
                            (Germany)
                 7,000    7.375%, 1/3/05                  5,259,382
                                                       ------------
                          Total (cost $12,277,470)       12,115,570
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--25.8%
                          United States Treasury
                            Notes,
                43,000    7.50%, 2/15/05                 46,090,410
                          United States Treasury
                            Bonds,
                44,000    7.625%, 2/15/25                48,255,680
                                                       ------------
                          Total U.S. Government
                            Securities
                            (cost $94,448,437)           94,346,090
                                                       ------------
                          Total debt obligations
                            (cost $106,725,907)         106,461,660
                                                       ------------
                          Total long-term
                            investments
                            (cost $292,671,371)         326,653,476
                                                       ------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--11.8%
SOVEREIGN BONDS--0.6%
------------------------------------------------------------
                          Mexican Tesobonos,
                            (Mexico)
                 2,348    Zero Coupon, 12/7/95            2,274,643
REPURCHASE AGREEMENT--11.2%
                          Joint Repurchase
                            Agreement Account,
                            5.82%, 8/1/95, (Note 5)    $ 40,800,000
              $ 40,800
                                                       ------------
                          Total short-term
                            investments
                            (cost $43,078,628)           43,074,643
------------------------------------------------------------
Total Investments--101.0%
                          (cost $335,749,999; Note
                            4)                          369,728,119
                          Liabilities in excess of
                            other assets--(1.0%)         (3,644,178)
                                                       ------------
                          Net Assets--100%             $366,083,941
                                                       ------------
                                                       ------------

---------------
* Non-income producing security.
ADR--American Depository Receipt.
ADS--American Depository Share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                     PRUDENTIAL ALLOCATION FUND
Statement of Assets and Liabilities                          STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1995
Investments, at value (cost $335,749,999)....................................................................      $369,728,119
Cash.........................................................................................................            34,950
Receivable for investments sold..............................................................................        16,703,011
Dividends and interest receivable............................................................................         3,379,850
Receivable for Fund shares sold..............................................................................           219,527
Deferred expenses and other assets...........................................................................            20,288
                                                                                                                   ------------
    Total assets.............................................................................................       390,085,745
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................        22,560,918
Payable for Fund shares reacquired...........................................................................           784,384
Distribution fee payable.....................................................................................           256,290
Management fee payable.......................................................................................           202,682
Accrued expenses.............................................................................................           197,530
                                                                                                                   ------------
    Total liabilities........................................................................................        24,001,804
                                                                                                                   ------------
Net Assets...................................................................................................      $366,083,941
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    294,618
   Paid-in capital in excess of par..........................................................................       315,051,415
                                                                                                                   ------------
                                                                                                                    315,346,033
   Undistributed net investment income.......................................................................         1,539,281
   Accumulated net realized gain on investments..............................................................        15,225,530
   Net unrealized appreciation on investments................................................................        33,973,097
                                                                                                                   ------------
Net Assets, July 31, 1995....................................................................................      $366,083,941
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($87,081,211 / 6,978,363 shares of beneficial interest issued and outstanding).........................            $12.48
   Maximum sales charge (5.00% of offering price)............................................................               .66
                                                                                                                   ------------
   Maximum offering price to public..........................................................................            $13.14
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($278,713,976 / 22,460,135 beneficial interest issued and outstanding).................................            $12.41
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, offer price and redemption price per share
      ($288,754 / 23,269 shares of beneficial interest issued and outstanding)...............................            $12.41
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PRUDENTIAL ALLOCATION FUND
STRATEGY PORTFOLIO
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                             July 31, 1995
Income
   Interest....................................    $ 10,989,653
   Dividends (net of foreign withholding taxes
      of $58,427)..............................       3,814,245
                                                  -------------
    Total income...............................      14,803,898
                                                  -------------
Expenses
   Distribution fee--Class A...................         142,549
   Distribution fee--Class B...................       3,074,388
   Distribution fee--Class C...................           1,692
   Management fee..............................       2,370,080
   Transfer agent's fees and expenses..........       1,024,000
   Reports to shareholders.....................         222,000
   Custodian's fees and expenses...............         204,000
   Registration fees...........................          56,500
   Legal fees..................................          26,000
   Trustees' fees and expenses.................          22,300
   Audit fee and expenses......................          16,500
   Insurance expenses..........................          11,700
   Miscellaneous...............................             985
                                                  -------------
    Total expenses.............................       7,172,694
                                                  -------------
Net investment income..........................       7,631,204
                                                  -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Net realized gain (loss) on:
   Investment transactions.....................      16,396,551
   Financial futures contracts.................      (1,010,688)
   Foreign currency transactions...............         326,751
                                                  -------------
                                                     15,712,614
                                                  -------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments.................................      20,549,622
   Financial futures contracts.................         467,750
   Foreign currency transactions...............        (348,855)
                                                  -------------
                                                     20,668,517
                                                  -------------
Net gain on investments........................      36,381,131
                                                  -------------
Net Increase in Net Assets Resulting from
Operations.....................................    $ 44,012,335
                                                  -------------
                                                  -------------


PRUDENTIAL ALLOCATION FUND
STRATEGY PORTFOLIO
Statement of Changes in Net Assets

Increase (Decrease)                     Year Ended July 31,
in Net Assets                          1995             1994
Operations
   Net investment income.........  $   7,631,204    $  7,171,844
   Net realized gain on
      investments................     15,712,614      14,878,620
   Net change in unrealized
      appreciation (depreciation)
      of investments.............     20,668,517     (13,682,115)
                                   -------------    ------------
   Net increase in net assets
      resulting from
      operations.................     44,012,335       8,368,349
                                   -------------    ------------
Net equalization credits
   (debits)......................       (274,536)         48,191
                                   -------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A....................     (1,553,405)       (549,810)
      Class B....................     (5,542,190)     (4,811,597)
      Class C....................         (3,515)             --
                                   -------------    ------------
                                      (7,099,110)     (5,361,407)
                                   -------------    ------------
   Distributions to shareholders
      from net realized gains on
      investment transactions
      Class A....................     (1,061,481)       (815,586)
      Class B....................     (9,845,692)    (10,082,411)
      Class C....................         (5,857)             --
                                   -------------    ------------
                                     (10,913,030)    (10,897,997)
                                   -------------    ------------
   Distributions to shareholders
      in excess of net investment
      income
      Class A....................             --         (40,192)
      Class B....................             --        (351,923)
      Class C....................             --              --
                                   -------------    ------------
                                              --        (392,115)
                                   -------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed.................     87,194,600      76,851,235
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions..........     17,309,043      15,914,742
   Cost of shares reacquired.....   (147,769,905)    (86,835,010)
                                   -------------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions...............    (43,266,262)      5,930,967
                                   -------------    ------------
Total decrease...................    (17,540,603)     (2,304,012)
Net Assets
Beginning of year................    383,624,544     385,928,556
                                   -------------    ------------
End of year......................  $ 366,083,941    $383,624,544
                                   -------------    ------------
                                   -------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements                         PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------
Prudential Allocation Fund, (the ``Fund'') is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987 and consists of two series, the Balanced Portfolio* and the Strategy Portfolio. The investment objective of the Balanced Portfolio* is to achieve a high total investment return consistent with moderate risk by investing in a diversified portfolio of money market instruments, debt obligations and equity securities. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio* through varying the proportions of investments in debt and equity securities, the quality and maturity of debt securities purchased and the price volatility and the type of issuer of equity securities purchased. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Any security for which the primary market is on an exchange (including NASDAQ National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.
--------------------------------------------------------------------------------
                                                                   *See Note 8.

Notes to Financial Statements                         PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of each series based upon the relative proportion of net assets at the beginning of the day of each class.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates. Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales and foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 1995, the Strategy Portfolio decreased undistributed net investment income and increased accumulated net realized gain on investments by $265,496. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of each of the series.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 1995.
PMFD has advised the Fund that it has received approximately $440,000 ($254,000--Balanced Portfolio* and $186,000--Strategy Portfolio) in front-end sales charges resulting from sales of Class A shares during the
--------------------------------------------------------------------------------
*See Note 8.

Notes to Financial Statements                         PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------
year ended July 31, 1995. From these fees, PMFD paid such sales charges to dealers which in turn paid commissions to salespersons.
PSI advised the Fund that for the year ended July 31, 1995 it received approximately $1,677,500 ($963,500--Balanced Portfolio* and $714,000--Strategy Portfolio) in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PMFD is a wholly-owned subsidiary of PMF. PSI, PIC and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended July 31, 1995, the Fund incurred fees of approximately $1,396,000 ($711,000--Balanced Portfolio* and $685,000--Strategy Portfolio) for the services of PMFS. As of July 31, 1995, approximately $118,000 ($62,000--Balanced Portfolio* and $56,000--Strategy Portfolio) of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.
For the year ended July 31, 1995, PSI received approximately $106,500 ($47,400--Balanced Portfolio* and $59,100--Strategy Portfolio) in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended July 31, 1995, were as follows:

            Portfolio                 Purchases        Sales
----------------------------------  -------------  -------------
Balanced Portfolio*...............  $ 806,898,931  $ 800,641,319
Strategy Portfolio................  $ 576,378,735  $ 532,216,646

The cost basis of investments for federal income tax purposes as of July 31, 1995 was $469,592,939 and $335,765,352 for the Balanced Portfolio* and the Strategy Portfolio, respectively, and net and gross unrealized appreciation of investments for federal income tax purposes was as follows:

                                        Balanced       Strategy
                                       Portfolio*      Portfolio
                                      ------------    -----------
Gross unrealized appreciation......   $ 49,713,371    $39,725,210
Gross unrealized depreciation......    (10,924,330)    (5,762,443)
                                      ------------    -----------
Net unrealized appreciation........   $ 38,789,041    $33,962,767
                                      ------------    -----------
                                      ------------    -----------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1995, the Fund had a 12.7% (Balanced Portfolio*--7.6% and Strategy Portfolio--5.1%) undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $101,291,000 (Balanced Portfolio*--$60,491,000 and Strategy Portfolio--$40,800,000) in the principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:
Bear, Stearns & Co., Inc., 5.82%, dated 7/31/95, in the principal amount of $265,000,000, repurchase price $265,042,842, due 8/1/95. The value of the collateral including accrued interest is $270,429,672.
CS First Boston Corp., 5.82%, dated 7/31/95, in the principal amount of $265,000,000, repurchase price $265,042,842, due 8/1/95. The value of the collateral including accrued interest is $270,382,812.
Smith Barney Inc., 5.82%, dated 7/31/95, in the principal amount of $265,000,000 repurchase price $265,042,842 due 8/1/95. The value of the collateral including accrued interest is $270,382,812.
------------------------------------------------------------
Note 6. Capital
Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A
--------------------------------------------------------------------------------
                                                                    *See Note 8.

Notes to Financial Statements                         PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------
shares on a quarterly basis approximately seven years after purchase commencing in February 1995. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended July 31, 1995 and 1994 were as follows:

                                                                 Balanced Portfolio*:                   Strategy Portfolio:
                                                                        Class A                               Class A
                                                            -------------------------------       -------------------------------
                Year Ended July 31, 1995                      Shares             Amount             Shares             Amount
---------------------------------------------------------   -----------       -------------       -----------       -------------
Shares issued............................................     3,862,947       $  44,308,109         1,390,817       $  15,562,421
Shares issued in reinvestment of dividends and
  distributions..........................................       251,790           2,763,092           226,669           2,532,533
Shares reacquired........................................    (3,252,889)        (37,646,830)       (1,480,078)        (17,030,049)
                                                            -----------       -------------       -----------       -------------
Net increase in shares outstanding before conversion.....       861,848           9,424,371           137,408           1,064,905
Shares issued upon conversion from Class B...............     5,717,102          62,038,822         4,041,405          45,163,786
                                                            -----------       -------------       -----------       -------------
Net increase in shares outstanding.......................     6,578,950       $  71,463,193         4,178,813       $  46,228,691
                                                            -----------       -------------       -----------       -------------
                                                            -----------       -------------       -----------       -------------
                Year Ended July 31, 1994
---------------------------------------------------------
Shares issued............................................     1,936,121       $  22,068,844           954,118       $  11,209,754
Shares issued in reinvestment of dividends and
  distributions..........................................       185,818           2,104,551           115,925           1,362,807
Shares reacquired........................................      (673,143)         (7,607,829)         (693,445)         (8,199,850)
                                                            -----------       -------------       -----------       -------------
Net increase in shares outstanding.......................     1,448,796       $  16,565,566           376,598       $   4,372,711
                                                            -----------       -------------       -----------       -------------
                                                            -----------       -------------       -----------       -------------
                                                                        Class B                               Class B
                                                            -------------------------------       -------------------------------
                Year Ended July 31, 1995                      Shares             Amount             Shares             Amount
---------------------------------------------------------   -----------       -------------       -----------       -------------
Shares issued............................................     5,899,203       $  65,629,606         2,294,936       $  26,157,592
Shares issued in reinvestment of dividends and
  distributions..........................................     1,480,760          15,800,410         1,357,022          14,767,213
Shares reacquired........................................    (9,125,344)       (100,071,801)       (7,554,633)        (85,523,598)
                                                            -----------       -------------       -----------       -------------
Net decrease in shares outstanding before conversion.....    (1,745,381)        (18,641,785)       (3,902,675)        (44,598,793)
Shares reacquired upon conversion into Class A...........    (5,738,270)        (62,038,822)       (4,066,519)        (45,163,786)
                                                            -----------       -------------       -----------       -------------
Net decrease in shares outstanding.......................    (7,483,651)      $ (80,680,607)       (7,969,194)      $ (89,762,579)
                                                            -----------       -------------       -----------       -------------
                                                            -----------       -------------       -----------       -------------

--------------------------------------------------------------------------------
*See Note 8.

Notes to Financial Statements                         PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------

                                                                 Balanced Portfolio*:                   Strategy Portfolio:
                                                                        Class B                               Class B
                                                            -------------------------------       -------------------------------
                Year Ended July 31, 1994                      Shares             Amount             Shares             Amount
---------------------------------------------------------   -----------       -------------       -----------       -------------
Shares issued............................................    17,006,359       $ 194,349,146         5,564,589       $  65,641,481
Shares issued in reinvestment of dividends and
  distributions..........................................     2,171,273          24,512,929         1,243,606          14,551,935
Shares reacquired........................................    (6,463,788)        (73,339,193)       (6,693,142)        (78,635,160)
                                                            -----------       -------------       -----------       -------------
Net increase in shares outstanding.......................    12,713,844       $ 145,522,882           115,053       $   1,558,256
                                                            -----------       -------------       -----------       -------------
                                                            -----------       -------------       -----------       -------------
                                                                        Class C                               Class C
                                                            -------------------------------       -------------------------------
          August 1, 1994* Through July 31, 1995               Shares             Amount             Shares             Amount
---------------------------------------------------------   -----------       -------------       -----------       -------------
Shares issued............................................       442,652       $   5,105,480            26,928       $     310,801
Shares issued in reinvestment of dividends and
  distributions..........................................         3,269              35,385               850               9,297
Shares reacquired........................................      (192,096)         (2,235,637)           (4,509)            (52,472)
                                                            -----------       -------------       -----------       -------------
Net increase in shares outstanding.......................       253,825       $   2,905,228            23,269       $     267,626
                                                            -----------       -------------       -----------       -------------
                                                            -----------       -------------       -----------       -------------
---------------
  * Commencement of offering of Class C shares.

------------------------------------------------------------
Note 7. Dividends
On September 7, 1995, the Board of Trustees of the Fund declared a dividend from undistributed net investment income of $.0675 per share to Class A shareholders and $.0450 per share to Class B shareholders and Class C shareholders for the Balanced Portfolio* and a dividend from undistributed net investment income of $.0675 per share to Class A shareholders and $.0450 per share to Class B shareholders, and Class C shareholders for the Strategy Portfolio. All dividends are payable on September 15, 1995 to shareholders of record on September 12, 1995.
------------------------------------------------------------
Note 8. Subsequent Events
On May 3, 1995, the Board of Trustees of the Fund approved a name change for the Conservatively Managed Portfolio to the Balanced Portfolio. On
September 6, 1995, the shareholders of the Prudential IncomeVertible-Registered Trademark- Fund, Inc. approved the merger into the Balanced Portfolio. Both changes are effective September 29, 1995.
--------------------------------------------------------------------------------
                                                                    *See Note 8.

                                                      PRUDENTIAL ALLOCATION FUND
Financial Highlights                                         BALANCED PORTFOLIO*
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each of the years indicated:

                                                                          Class A
                                                  -------------------------------------------------------
                                                                    Year Ended July 31,
                                                  -------------------------------------------------------
                                                    1995        1994        1993        1992        1991
                                                  --------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  11.12     $ 11.75     $ 11.00     $ 10.73     $10.23
                                                  --------     -------     -------     -------     ------
Income from investment operations
Net investment income.........................         .34         .33         .43         .44        .44
Net realized and unrealized gain (loss) on
   investment transactions....................        1.11        (.05)       1.16         .81        .73
                                                  --------     -------     -------     -------     ------
   Total from investment operations...........        1.45         .28        1.59        1.25       1.17
                                                  --------     -------     -------     -------     ------
Less distributions
Dividends from net investment income..........        (.33)       (.37)       (.37)       (.44)      (.44)
Distributions paid to shareholders from net
   realized gains on investment
   transactions...............................        (.20)       (.54)       (.47)       (.54)      (.23)
                                                  --------     -------     -------     -------     ------
   Total distributions........................        (.53)       (.91)       (.84)       (.98)      (.67)
                                                  --------     -------     -------     -------     ------
Net asset value, end of period................    $  12.04     $ 11.12     $ 11.75     $ 11.00     $10.73
                                                  --------     -------     -------     -------     ------
                                                  --------     -------     -------     -------     ------
TOTAL RETURN(a):..............................       13.67%       2.39%      15.15%      12.29%     11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $119,829     $37,512     $22,605     $10,944     $4,408
Average net assets (000)......................    $ 69,754     $29,875     $15,392     $ 7,103     $2,747
Ratios to average net assets:
   Expenses, including distribution fees......        1.22%       1.23%       1.17%       1.29%      1.38%
   Expenses, excluding distribution fees......        0.97%       1.00%        .97%       1.09%      1.18%
   Net investment income......................        2.90%       2.84%       3.88%       3.97%      4.44%
Portfolio turnover rate.......................         201%        108%         83%        105%       137%

---------------

(a)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
*See Note 8.
 See Notes to Financial Statements.

                                                      PRUDENTIAL ALLOCATION FUND
Financial Highlights                                         BALANCED PORTFOLIO*
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each of the periods indicated:

                                                                            Class B                                 Class C
                                                  ------------------------------------------------------------     ---------
                                                                                                                   August 1,
                                                                                                                    1994(a)
                                                                      Year Ended July 31,                           through
                                                  ------------------------------------------------------------     July 31,
                                                    1995         1994         1993         1992         1991         1995
                                                  --------     --------     --------     --------     --------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  11.09     $  11.72     $  10.98     $  10.71     $  10.22      $ 11.12
                                                  --------     --------     --------     --------     --------     ---------
Income from investment operations
Net investment income.........................         .26          .24          .34          .35          .36          .21
Net realized and unrealized gain (loss) on
   investment transactions....................        1.10         (.05)        1.16          .82          .73         1.12
                                                  --------     --------     --------     --------     --------     ---------
   Total from investment operations...........        1.36          .19         1.50         1.17         1.09         1.33
                                                  --------     --------     --------     --------     --------     ---------
Less distributions
Dividends from net investment income..........        (.25)        (.28)        (.29)        (.36)        (.37)        (.25)
Distributions paid to shareholders from net
   realized gains on investment
   transactions...............................        (.20)        (.54)        (.47)        (.54)        (.23)        (.20)
                                                  --------     --------     --------     --------     --------     ---------
   Total distributions........................        (.45)        (.82)        (.76)        (.90)        (.60)        (.45)
                                                  --------     --------     --------     --------     --------     ---------
Net asset value, end of period................    $  12.00     $  11.09     $  11.72     $  10.98     $  10.71      $ 12.00
                                                  --------     --------     --------     --------     --------     ---------
                                                  --------     --------     --------     --------     --------     ---------
TOTAL RETURN(d):..............................       12.79%        1.61%       14.27%       11.48%       11.13%       12.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $392,291     $445,609     $321,831     $225,995     $162,281      $ 3,046
Average net assets (000)......................    $409,419     $392,133     $267,340     $189,358     $149,907      $   920
Ratios to average net assets:(c)
   Expenses, including distribution fees......        1.97%        2.00%        1.97%        2.09%        2.16%        2.04%(b)
   Expenses, excluding distribution fees......         .97%        1.00%         .97%        1.09%        1.16%        1.04%(b)
   Net investment income......................        2.34%        2.08%        3.04%        3.25%        3.55%        2.20%(b)
Portfolio turnover rate.......................         201%         108%          83%         105%         137%         201%

---------------

 (a) Commencement of offering of Class C shares.
 (b) Annualized.
 (c) Because of the recent commencement of its offering, the ratios for the Class C shares are not necessarily comparable to that of Class A or B shares and are not necessarily indicative of future ratios.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
                                             *See Note 8.
                                              See Notes to Financial Statements.

                                                      PRUDENTIAL ALLOCATION FUND
Financial Highlights                                          STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each of the years indicated:

                                                                          Class A
                                                  -------------------------------------------------------
                                                                    Year Ended July 31,
                                                  -------------------------------------------------------
                                                   1995        1994        1993        1992        1991
                                                  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.60     $ 11.82     $ 12.03     $ 11.45     $ 10.50
                                                  -------     -------     -------     -------     -------
Income from investment operations
Net investment income.........................        .38         .30         .42         .35         .38
Net realized and unrealized gain on investment
   and foreign currency transactions..........       1.14         .05         .70        1.02         .98
                                                  -------     -------     -------     -------     -------
   Total from investment operations...........       1.52         .35        1.12        1.37        1.36
                                                  -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income..........       (.30)       (.22)       (.37)       (.37)       (.35)
Dividends in excess of net investment
   income.....................................         --        (.01)         --          --          --
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions......................       (.34)       (.34)       (.96)       (.42)       (.06)
                                                  -------     -------     -------     -------     -------
   Total distributions........................       (.64)       (.57)      (1.33)       (.79)       (.41)
                                                  -------     -------     -------     -------     -------
Net asset value, end of year..................    $ 12.48     $ 11.60     $ 11.82     $ 12.03     $ 11.45
                                                  -------     -------     -------     -------     -------
                                                  -------     -------     -------     -------     -------
TOTAL RETURN(a):..............................      13.95%       2.88%      10.02%      12.36%      13.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $87,081     $32,485     $28,641     $20,378     $10,765
Average net assets (000)......................    $57,020     $30,634     $24,216     $15,705     $ 6,694
Ratios to average net assets:
   Expenses, including distribution fees......       1.33%       1.26%       1.21%       1.26%       1.33%
   Expenses, excluding distribution fees......       1.08%       1.03%       1.01%       1.06%       1.13%
   Net investment income......................       3.34%       2.52%       3.61%       3.05%       3.89%
Portfolio turnover rate.......................        180%         96%        145%        241%        189%

---------------

 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                      PRUDENTIAL ALLOCATION FUND
Financial Highlights                                          STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each of the periods indicated:

                                                                            Class B                                 Class C
                                                  ------------------------------------------------------------     ---------
                                                                                                                   August 1,
                                                                                                                    1994(a)
                                                                      Year Ended July 31,                           through
                                                  ------------------------------------------------------------     July 31,
                                                    1995         1994         1993         1992         1991         1995
                                                  --------     --------     --------     --------     --------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  11.54     $  11.79     $  12.01     $  11.43     $  10.49      $ 11.57
                                                  --------     --------     --------     --------     --------     ---------
Income from investment operations
Net investment income.........................         .20          .21          .34          .26          .30          .25
Net realized and unrealized gain on investment
   and foreign currency transactions..........        1.22          .05          .70         1.02          .97         1.14
                                                  --------     --------     --------     --------     --------     ---------
   Total from investment operations...........        1.42          .26         1.04         1.28         1.27         1.39
                                                  --------     --------     --------     --------     --------     ---------
Less distributions
Dividends from net investment income..........        (.21)        (.16)        (.30)        (.28)        (.27)        (.21)
Dividends in excess of net investment
   income.....................................          --         (.01)          --           --           --           --
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions......................        (.34)        (.34)        (.96)        (.42)        (.06)        (.34)
                                                  --------     --------     --------     --------     --------     ---------
   Total distributions........................        (.55)        (.51)       (1.26)        (.70)        (.33)        (.55)
                                                  --------     --------     --------     --------     --------     ---------
Net asset value, end of period................    $  12.41     $  11.54     $  11.79     $  12.01     $  11.43      $ 12.41
                                                  --------     --------     --------     --------     --------     ---------
                                                  --------     --------     --------     --------     --------     ---------
TOTAL RETURN(d):..............................       13.05%        2.11%        9.21%       11.53%       12.49%       12.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $278,714     $351,140     $357,287     $314,771     $219,983      $   289
Average net assets (000)......................    $307,439     $362,579     $339,225     $267,525     $190,913      $   170
Ratios to average net assets:(c)
   Expenses, including distribution fees......        2.08%        2.03%        2.01%        2.06%        2.11%        2.10%(b)
   Expenses, excluding distribution fees......        1.08%        1.03%        1.01%        1.06%        1.11%        1.10%(b)
   Net investment income......................        1.77%        1.77%        2.79%        2.27%        2.95%        2.27%(b)
Portfolio turnover rate.......................         180%          96%         145%         241%         189%         180%

---------------

(a)  Commencement of offering of Class C shares.
(b)  Annualized.
(c)  Because of the recent commencement of its offering, the ratios for the Class C shares are not necessarily comparable to that of Class A or B shares and are not necessarily indicative of future ratios.
(d)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Report of Independent Accountants                     PRUDENTIAL ALLOCATION FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Allocation Fund
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Prudential Allocation Fund (consisting of the Balanced Portfolio (formerly the Conservatively Managed Portfolio) and the Strategy Portfolio) as of July 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of July 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting Prudential Allocation Fund as of July 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
September 7, 1995

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

The following chart shows the long term performance of various asset classes and the rate of inflation.

                                      [GRAPH]

Source: Stocks, Bonds, Bills, and Inflation 1995 yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to May 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                         YEAR                               87          88          89          90          91          92
------------------------------------------------------  ----------  ----------  ----------  ----------  ----------  ----------
U.S. Government Treasury Bonds 1......................        2.0%        7.0%       14.4%        8.5%       15.3%        7.2%
U.S. Government Mortgage Securities 2.................        4.3%        8.7%       15.4%       10.7%       15.7%        7.0%
U.S. Investment Grade Corporate Bonds 3...............        2.0%        9.2%       14.1%        7.1%       18.5%        8.7%
U.S. High Yield Corporate Bonds 4.....................        5.0%       12.5%        0.8%       -9.8%       46.2%       15.8%
World Government Bonds 5..............................       35.2%        2.3%       -3.4%       15.3%       16.2%        4.8%
                                                            ---         ---         ---         ---         ---         ---
Difference between highest and lowest return
 in percent...........................................       39.2        10.2        18.8        24.9        30.9        11.0
                                                            ---         ---         ---         ---         ---         ---
                                                            ---         ---         ---         ---         ---         ---

                                                                                   YTD
                         YEAR                               93          94         5/95
------------------------------------------------------  ----------  ----------  ----------
U.S. Government Treasury Bonds 1......................       10.7%       -3.4%       10.3%
U.S. Government Mortgage Securities 2.................        8.8%       -1.6%       10.1%
U.S. Investment Grade Corporate Bonds 3...............       12.2%       -3.9%       12.8%
U.S. High Yield Corporate Bonds 4.....................       17.1%       -1.0%       11.7%
World Government Bonds 5..............................       15.1%        6.0%       19.4%
                                                            ---         ---         ---
Difference between highest and lowest return
 in percent...........................................       10.3         9.9         9.3
                                                            ---         ---         ---
                                                            ---         ---         ---

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in this index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON-U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1985 through 1994. It does not represent the performance of any Prudential Mutual Fund.

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (1985-1994) (IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong           26.5%
Belgium             24.9%
Austria             23.3%
Netherlands         22.1%
Sweden              21.4%
Switzerland         21.3%
France              20.8%
Spain               20.1%
Germany             18.7%
United Kingdom      17.7%
Japan               16.8%
United States       14.4%

Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical New Applications. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.



                                     [GRAPH]

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 WORLD STOCK MARKET CAPITALIZATION BY
                REGION
World Total: $12.4 Trillion
U.S.                                          35%
Europe                                        28%
Pacific Basin                                 35%
Canada                                         2%

Source:  Morgan  Stanley  Capital   International,  December  1994.  Used   with
permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    [GRAPH]

------------------------------

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                            Prudential Mutual Funds
                      Supplement dated September 29, 1995

The following information supplements the Statement of Additional Information of each of the Funds listed below.

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager) serves as the manager of all of the investment companies that comprise the Prudential Mutual Funds. As of August 31, 1995, assets of the Prudential Mutual Funds were approximately $50 billion. The Prudential Investment Corporation (PIC) serves as the investment adviser for each of the Funds listed below. The unit of PIC which provides investment advisory services to the Funds is known as Prudential Mutual Fund Investment Management.

    Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

    PMF is a subsidiary of The Prudential Insurance Company of America (Prudential), one of the largest diversified financial services institutions in the world. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide --more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

                                                                          (over)

    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

          Name of Fund                                                                    Statement Date
Prudential Allocation Fund                                                                September 29, 1995
  Strategy Portfolio
  Balanced Portfolio
Prudential California Municipal Fund
  California Income Series                                                                December 30, 1994
  California Series                                                                       December 30, 1994
Prudential Diversified Bond Fund, Inc.                                                    January 3, 1995
Prudential Equity Fund, Inc.                                                              February 28, 1995
Prudential Equity Income Fund                                                             December 30, 1994
Prudential Europe Growth Fund, Inc.                                                       June 30, 1995
Prudential Global Fund, Inc.                                                              January 3, 1995
Prudential Global Genesis Fund, Inc.                                                      July 31, 1995
Prudential Global Natural Resources Fund, Inc.                                            July 31, 1995
Prudential Government Income Fund, Inc.                                                   May 1, 1995
Prudential Government Securities Trust
  Short-Intermediate Term Series                                                          August 1, 1995
Prudential Growth Opportunity Fund, Inc.                                                  February 1, 1995
Prudential High Yield Fund, Inc.                                                          February 28, 1995
Prudential Intermediate Global Income Fund, Inc.                                          March 2, 1995
Prudential Mortgage Income Fund, Inc.                                                     August 25, 1995
Prudential Multi-Sector Fund, Inc.                                                        June 30, 1995
Prudential Municipal Bond Fund                                                            June 30, 1995
  Insured Series
  High Yield Series
  Intermediate Series
Prudential Municipal Series Fund
  Arizona Series                                                                          December 30, 1994
  Florida Series                                                                          December 30, 1994
  Georgia Series                                                                          December 30, 1994
  Hawaii Income Series                                                                    March 30, 1995
  Maryland Series                                                                         December 30, 1994
  Massachusetts Series                                                                    December 30, 1994
  Michigan Series                                                                         December 30, 1994
  Minnesota Series                                                                        December 30, 1994
  New Jersey Series                                                                       December 30, 1994
  New York Series                                                                         December 30, 1994
  North Carolina Series                                                                   December 30, 1994
  Ohio Series                                                                             December 30, 1994
  Pennsylvania Series                                                                     December 30, 1994
Prudential National Municipals Fund, Inc.                                                 February 28, 1995
Prudential Pacific Growth Fund, Inc.                                                      January 3, 1995
Prudential Short Term Global Income Fund, Inc.
  Global Assets Portfolio                                                                 January 3, 1995
  Short-Term Global Income Portfolio                                                      January 3, 1995
Prudential Structured Maturity Fund, Inc.                                                 March 1, 1995
  Income Portfolio
Prudential U. S. Government Fund                                                          January 3, 1995
Prudential Utility Fund, Inc.                                                             March 1, 1995

MF950C-14

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

    (A) FINANCIAL STATEMENTS:

        (1) The following financial statements are included in the Prospectus constituting Part A of this Registration Statement:

           Financial Highlights.

        (2) The following financial statements are included in the Statement of Additional Information constituting Part B of this Registration Statement:

           Portfolio of Investments at July 31, 1995.

           Statement of Assets and Liabilities at July 31, 1995.

           Statement of Operations for the year ended July 31, 1995.

           Statement of Changes in Net Assets for the years ended July 31, 1995 and 1994.

           Notes to Financial Statements.

           Financial Highlights.

           Independent Auditors' Report.

    (B) EXHIBITS:

        1. (a) Amended and Restated Declaration of Trust. Incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on September 29, 1994 (File No. 33-12531).

            (b) Amended and Restated Certificate of Designation. Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on July 24, 1995 (File No. 33-12531).

        2. By-Laws of the Registrant. Incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on September 29, 1994 (File No. 33-12531).

        4. (a) Specimen receipt for shares of beneficial interest issued by the Registrant. Incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on March 1, 1988 (File No. 33-12531).

            (b) Specimen receipt for Class A shares of beneficial interest of the Conservatively Managed Portfolio of the Registrant. Incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-12531).

            (c) Specimen receipt for Class A and Class B shares of beneficial interest of the Strategy Portfolio. Incorporated by reference to Exhibit No. 4(c) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-12531).

        5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 4 to the Registration
            Statement  on  Form  N-1A  filed  on  October  31,  1989  (File  No.
            33-12531).

            (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No.4 to the Registration Statement on Form N-1A filed on October 31, 1989 (File No. 33-12531).

        6. (a) Distribution Agreement for Class A shares. Incorporated by reference to Exhibit No. 6(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on September 29, 1994 (File No. 33-12531).

            (b) Distribution Agreement for Class B shares. Incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on September 29, 1994 (File No. 33-12531).

            (c) Distribution Agreement for Class C shares. Incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on September 29, 1994 (File No. 33-12531).


            (d) Form of Distribution Agreement for Class Z shares.*


        8. (a) Custodian Contract betwen the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 31, 1989 (File No. 33-12531).

            (b) Amendment to Custodian Contract. Incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-12531).

        9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 31, 1989 (File No. 33-12531).

        10. (a) Opinion of Counsel. Incorporated by reference to Exhibit No. 10 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on August 31, 1987 (File No. 33-12531).


            (b) Opinion of Counsel. Incorporated by reference to Exhibit No. 10(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on September 27, 1995 (File No. 33-12531).


        11. Consent of Independent Auditors.*

        13. Purchase Agreement. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on August 31, 1987 (File No. 33-12531).

        15. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on September 29, 1994 (File No. 33-12531).

            (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on September 29, 1994 (File No. 33-12531).

            (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on September 29, 1994 (File No. 33-12531).

        16. (a) Schedule of Computation of Performance Quotations. Incorporated by reference to Exhibit No. 16 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 31, 1989 (File No. 33-12531).


            (b) Schedule of Computation of Performance Quotations for Class A shares. Incorporated by reference to Exhibit No. 16(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-12531).



        17. Financial Data Schedules.*



        18. Rule 18f-3 Plan.*


    Other Exhibits

    Powers of  Attorney for:  Edward  D. Beach,  Donald  D. Lennox,  Douglas  H.
    McCorkindale, Thomas T. Mooney and Louis A. Weil, III. Executed copies incorporated by reference to Other Exhibits to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 31, 1989 (File No. 33-12531).
    ------------------
    * Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  No person is controlled by or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of September 15, 1995, there were 19,645 Class A shareholders of the Balanced Portfolio and 18,078 Class A shareholders of the Strategy Portfolio; 47,045 Class B shareholders of the Balanced Portfolio and 38,378 Class B shareholders of the Strategy Portfolio; and 322 Class C shareholders of the Balanced Portfolio and 58 Class C shareholders of the Strategy Portfolio.

ITEM 27. INDEMNIFICATION.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreements (Exhibit 6 to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. ("PMF") and The Prudential Investment Corporation ("PIC"), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17 (h) and 17 (i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  (a) Prudential Mutual Fund Management, Inc.

    See "How the Fund is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the executive officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30, 1995).

    The business and other connections of PMF's directors and principal executive officers are set forth below. The address of each person is One Seaport Plaza, New York, NY 10292.


NAME AND ADDRESS                POSITION WITH PMF                             PRINCIPAL OCCUPATIONS
------------------------------  ------------------------------  --------------------------------------------------
Brendan D. Boyle                Executive Vice President,       Executive Vice President, Director of Marketing
                                Director of Marketing and         and Director, PMF; Senior Vice President,
                                Director                          Prudential Securities Incorporated (Prudential
                                                                  Securities); Chairman and Director, Prudential
                                                                  Mutual Fund Distributors, Inc. (PMFD)
Stephen P . Fisher              Senior Vice President           Senior Vice President, PMF; Senior Vice President,
                                                                  Prudential Securities; Vice President, PMFD
Frank W. Giordano               Executive Vice President,       Executive Vice President, General Counsel,
                                General Counsel, Secretary and    Secretary and Director, PMF and PMFD; Senior
                                Director                          Vice President, Prudential Securities; Director,
                                                                  Prudential Mutual Fund Services, Inc. (PMFS)
Robert F. Gunia                 Executive Vice President,       Executive Vice President, Chief Financial and
                                Chief Financial and               Administrative Officer, Treasurer and Director,
                                Administrative Officer,           PMF; Senior Vice President, Prudential
                                Treasurer and Director            Securities; Executive Vice President, Chief
                                                                  Financial Officer, Treasurer and Director, PMFD;
                                                                  Director, PMFS
Theresa A. Hamacher             Director                        Director, PMF; Vice President, The Prudential
                                                                  Insurance Company of America (Prudential); Vice
                                                                  President, The Prudential Investment Corporation
                                                                  (PIC)
Timothy J. O'Brien              Director                        President, Chief Executive Officer, Chief
                                                                  Operating Officer and Director, PMFD; Chief
                                                                  Executive Officer and Director, PMFS; Director,
                                                                  PMF
Richard A. Redeker              President, Chief Executive      President, Chief Executive Officer and Director,
                                Officer and Director              PMF; Executive Vice President, Director and
                                                                  Member of Operating Committee, Prudential
                                                                  Securities; Director, Prudential Securities
                                                                  Group, Inc. (PSG); Executive Vice President,
                                                                  PIC; Director, PMFD; Director, PMFS;
S. Jane Rose                    Senior Vice President, Senior   Senior Vice President, Senior Counsel and
                                Counsel and Assistant             Assistant Secretary, PMF; Senior Vice President
                                Secretary                         and Senior Counsel, Prudential Securities


    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS                POSITION WITH PIC                             PRINCIPAL OCCUPATIONS
------------------------------  ------------------------------  --------------------------------------------------
William M. Bethke               Senior Vice President           Senior Vice President, Prudential; Senior Vice
Two Gateway Center                                                President, PIC
Newark, NJ 07102
John D. Brookmeyer, Jr.         Senior Vice President           Senior Vice President, Prudential; Senior Vice
51 JFK Parkway                                                    President and Director, PIC
Short Hills, NJ 07078
Barry M. Gillman                Director                        Director, PIC
Theresa A. Hamacher             Vice President                  Vice President, Prudential; Vice President, PIC;
                                                                  Director, PMF
Harry E. Knapp, Jr.             President, Chairman of the      President, Chairman of the Board, Chief Executive
                                Board, Chief Executive Officer    Officer and Director, PIC; Vice President,
                                and Director                      Prudential
William P . Link                Senior Vice President           Executive Vice President, Prudential; Senior Vice
Four Gateway Center                                               President, PIC
Newark, NJ 07102
Richard A. Redeker              Executive Vice President        President, Chief Executive Officer and Director,
One Seaport Plaza                                                 PMF; Executive Vice President, Director and
New York, NY 10292                                                Member of Operating Committee, Prudential
                                                                  Securities; Director, PSG; Executive Vice
                                                                  President, PIC; Director, PMFD; Director, PMFS
Eric A. Simonson                Vice President and Director     Vice President and Director, PIC; Executive Vice
                                                                  President, Prudential
Claude J. Zinngrabe, Jr.        Executive Vice                  Vice President, Prudential; Executive Vice
                                President                         President, PIC

ITEM 29. PRINCIPAL UNDERWRITERS

  (a)(i) Prudential Securities Incorporated


    Prudential Securities is distributor for Prudential Government Securities Trust (Short-Intermediate Term Series), Prudential Jennison Fund, Inc. and The Target Portfolio Trust, for Class B shares of Prudential Adjustable Rate Securities Fund, Inc. and for Class B and Class C shares of The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund,
Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund (California Series and California Income Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc. Prudential Securities is also a depositor for the following unit investment trusts:



                          Corporate Investment Trust Fund
                          Prudential Equity Trust Shares
                          National Equity Trust
                          Prudential Unit Trusts
                          Government Securities Equity Trust
                          National Municipal Trust


    (ii) Prudential Mutual Fund Distributors, Inc.


    Prudential Mutual Fund Distributors, Inc. is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund (California Money Market Series), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential Institutional Liquidity Portfolio, Inc., Prudential-Bache MoneyMart Assets Inc. (d/b/a Prudential MoneyMart Assets), Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market
Fund), Prudential-Bache Tax-Free Money Fund, Inc. (d/b/a Prudential Tax-Free Money Fund), and for Class A shares of The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Adjustable Rate Securities Fund, Inc., Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc. Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc.

    (b)(i) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below.


                                     POSITIONS AND                                  POSITIONS AND
                                     OFFICES WITH                                   OFFICES WITH
NAME(1)                              UNDERWRITER                                    REGISTRANT
-----------------------------------  ---------------------------------------------  --------------
Robert Golden......................  Executive Vice President and Director          None
One New York Plaza
New York, NY
Alan D. Hogan......................  Executive Vice President, Chief                None
                                       Administrative Officer and Director
George A. Murray...................  Executive Vice President and Director          None
Leland B. Paton....................  Executive Vice President and Director          None
One New York Plaza
New York, NY
Vincent T. Pica II.................  Executive Vice President and Director          None
One New York Plaza
New York, NY
Richard A. Redeker.................  Executive Vice President and Director          President and
                                                                                    Trustee
Gregory W. Scott...................  Executive Vice President, Chief Financial      None
                                       Officer and Director
Hardwick Simmons...................  Chief Executive Officer, President and         None
                                       Director
Lee B. Spencer, Jr.................  Executive Vice President, General Counsel      None
                                       Secretary, and Director


    (ii) Information concerning the officers and directors of Prudential Mutual Fund Distributors, Inc. is set forth below.


Joanne Accurso-Soto................  Vice President                                 None
Dennis N. Annarumma................  Vice President, Assistant Treasurer and        None
                                       Assistant Comptroller
Phyllis J. Berman..................  Vice President                                 None
Brendan D. Boyle...................  Chairman and Director                          None
Stephen P . Fisher.................  Vice President                                 None
Frank W. Giordano..................  Executive Vice President, General Counsel,     None
                                       Secretary and Director
Robert F. Gunia....................  Executive Vice President, Chief Financial      Vice President
                                       Officer, Treasurer, and Director
Timothy J. O'Brien.................  President, Chief Executive Officer, Chief      None
                                       Operating Officer and Director
Richard A. Redeker.................  Director                                       President and
                                                                                    Trustee
Andrew J. Varley...................  Vice President                                 None
Anita L. Whelan....................  Vice President and Assistant Secretary         None

--------------
(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102 the Registrant, One Seaport Plaza, New York, New York 10292, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1 (b)(5),
(6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Two Gateway Center, Newark, New Jersey 07102. Documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.


ITEM 31. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed -- Manager" and "How the Fund is Managed -- Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS


  The  Registrant hereby undertakes to furnish  each person to whom a Prospectus
is  delivered  with  a  copy  of  the  Registrant's  latest  annual  report   to
shareholders upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 25 day of October, 1995.


                               PRUDENTIAL ALLOCATION FUND

                               /s/ Richard A. Redeker
         -----------------------------------------------------------------------
                               (RICHARD A. REDEKER, PRESIDENT)

    Pursuant   to  the  requirements  of  the   Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                            TITLE                                        DATE
-----------------------------------  -----------------------------------  --------------------
/s/ Susan C. Cote                    Treasurer and Principal Financial    October 25, 1995
---------------------------------      and Accounting Officer
  SUSAN C. COTE

/s/ Edward D. Beach                  Trustee                              October 25, 1995
---------------------------------
  EDWARD D. BEACH

/s/ Donald D. Lennox                 Trustee                              October 25, 1995
---------------------------------
  DONALD D. LENNOX

/s/ Douglas H. McCorkindale          Trustee                              October 25, 1995
---------------------------------
  DOUGLAS H. MCCORKINDALE

/s/ Thomas T. Mooney                 Trustee                              October 25, 1995
---------------------------------
  THOMAS T. MOONEY

/s/ Richard A. Redeker               Trustee and President                October 25, 1995
---------------------------------
  RICHARD A. REDEKER

/s/ Louis A. Weil, III               Trustee                              October 25, 1995
---------------------------------
  LOUIS A. WEIL, III

                                 EXHIBIT INDEX

 EXHIBIT
NUMBER                                                                     PAGE
-------------------------------------------------------------------------  ----
 1.  (a)  Amended  and  Restated Declaration  of  Trust.  Incorporated by
     reference to Exhibit No. 1(a) to Post-Effective Amendment No. 13  to
     the Registration Statement on Form N-1A filed via EDGAR on September
     29, 1994 (File No. 33-12531).
     (b) Amended and Restated Certificate of Designation. Incorporated by
     reference  to Exhibit No. 1(b) to Post-Effective Amendment No. 14 to
     the Registration Statement on Form N-1A filed via EDGAR on July  24,
     1995 (File No. 33-12531).
 2.  By-Laws  of the Registrant. Incorporated by reference to Exhibit No.
     2 to Post-Effective Amendment No.  13 to the Registration  Statement
     on  Form  N-1A  filed via  EDGAR  on  September 29,  1994  (File No.
     33-12531).
 4.  (a) Specimen receipt for shares of beneficial interest issued by the
     Registrant.  Incorporated  by   reference  to  Exhibit   No.  4   to
     Post-Effective Amendment No. 2 to the Registration Statement on Form
     N-1A filed on March 1, 1988 (File No. 33-12531).
     (b)  Specimen receipt for  Class A shares  of beneficial interest of the Conservatively Managed Portfolio of the Registrant. Incorporated
     by reference to Exhibit No.  4(b) to Post-Effective Amendment No.  7
     to  the Registration  Statement on Form  N-1A filed  on November 30,
     1990 (File No. 33-12531).
     (c) Specimen receipt for  Class A and Class  B shares of  beneficial interest  of the  Strategy Portfolio.  Incorporated by  reference to
     Exhibit  No.  4(c)  to  Post-Effective   Amendment  No.  7  to   the
     Registration Statement on Form N-1A filed on November 30, 1990 (File
     No. 33-12531).
 5.  (a)  Management  Agreement  between  the  Registrant  and Prudential
     Mutual Fund Management,  Inc. Incorporated by  reference to  Exhibit
     No.  5(a)  to Post-Effective  Amendment  No. 4  to  the Registration
     Statement  on  Form  N-1A  filed  on  October  31,  1989  (File  No.
     33-12531).
     (b) Subadvisory Agreement between Prudential Mutual Fund Management,
     Inc.  and  The  Prudential Investment  Corporation.  Incorporated by
     reference to Exhibit  No. 5(b) to  Post-Effective Amendment No.4  to
     the  Registration Statement on  Form N-1A filed  on October 31, 1989
     (File No. 33-12531).
 6.  (a) Distribution  Agreement  for  Class A  shares.  Incorporated  by reference  to Exhibit No. 6(a) to Post-Effective Amendment No. 13 to
     the Registration Statement on Form N-1A filed via EDGAR on September
     29, 1994 (File No. 33-12531).
     (b) Distribution  Agreement  for  Class B  shares.  Incorporated  by reference  to Exhibit No. 6(b) to Post-Effective Amendment No. 13 to
     the Registration Statement on Form N-1A filed via EDGAR on September
     29, 1994 (File No. 33-12531).
     (c) Distribution  Agreement  for  Class C  shares.  Incorporated  by reference  to Exhibit No. 6(c) to Post-Effective Amendment No. 13 to
     the Registration Statement on Form N-1A filed via EDGAR on September
     29, 1994 (File No. 33-12531).
     (d) Form of Distribution Agreement for Class Z shares.*
 8.  (a) Custodian Contract betwen the  Registrant and State Street  Bank and  Trust Company.  Incorporated by reference  to Exhibit  No. 8 to
     Post-Effective Amendment No. 4 to the Registration Statement on Form
     N-1A filed on October 31, 1989 (File No. 33-12531).
     (b) Amendment to  Custodian Contract. Incorporated  by reference  to
     Exhibit   No.  8(b)  to  Post-Effective   Amendment  No.  7  to  the
     Registration Statement on Form N-1A filed on November 30, 1990 (File
     No. 33-12531).
 9.  Transfer Agency  and Service  Agreement between  the Registrant  and
     Prudential Mutual Fund Services, Inc. Incorpo-
     rated  by reference to Exhibit No. 9 to Post-Effective Amendment No.
     4 to the Registration Statement on Form N-1A
     filed on October 31, 1989 (File No. 33-12531).

10.  (a) Opinion of Counsel. Incorporated by reference to Exhibit No.  10 to  Pre-Effective Amendment No.  2 to the  Registration Statement on
     Form N-1A filed on August 31, 1987 (File No. 33-12531).
     (b) Opinion of  Counsel. Incorporated  by reference  to Exhibit  No.
     10(b)  to  Post-Effective  Amendment  No.  15  to  the  Registration
     Statement on Form N-1A filed via  EDGAR on September 27, 1995  (File
     No. 33-12531)
11.  Consent of Independent Auditors.*
13.  Purchase  Agreement. Incorporated by reference  to Exhibit No. 13 to
     Pre-Effective Amendment No. 2 to the Registration Statement on  Form
     N-1A filed on August 31, 1987 (File No. 33-12531).
15.  (a)  Distribution and Service Plan  for Class A shares. Incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 13
     to the  Registration  Statement on  Form  N-1A filed  via  EDGAR  on
     September 29, 1994 (File No. 33-12531).
     (b)  Distribution and Service Plan  for Class B shares. Incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 13
     to the  Registration  Statement on  Form  N-1A filed  via  EDGAR  on
     September 29, 1994 (File No. 33-12531).
     (c)  Distribution and Service Plan  for Class C shares. Incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 13
     to the  Registration  Statement on  Form  N-1A filed  via  EDGAR  on
     September 29, 1994 (File No. 33-12531).
16.  (a)  Schedule of Computation of Performance Quotations. Incorporated
     by reference to Exhibit No. 16 to Post-Effective Amendment No. 4  to
     the  Registration Statement on  Form N-1A filed  on October 31, 1989
     (File No. 33-12531).
     (b) Schedule of  Computation of Performance  Quotations for Class  A
     shares.   Incorporated  by   reference  to  Exhibit   No.  16(b)  to
     Post-Effective Amendment No. 7 to the Registration Statement on Form
     N-1A filed on November 30,
     1990 (File No. 33-12531).
17.  Financial Data Schedules.*
18.  Rule 18f-3 Plan.*

--------------
* Filed herewith